SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [   ]

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[X]	Preliminary Proxy Statement.
[ ]	Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e)(2)).
[ ]	Definitive Proxy Statement.
[ ]	Definitive Additional Materials.
[ ]	Soliciting Material Pursuant to sec. 240.14a-12.

Spectra Fund
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required.
[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
1)       Title of each class of securities to which transaction applies:
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[ ]	Fee paid previously with preliminary materials.
[ ]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
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Spectra Fund
111 Fifth Avenue
New York, New York 10003

November 1, 2006

Dear Shareholder:

           A special meeting of Spectra Fund (the "Fund") will be held at the offices of Fred Alger Management, Inc., 111 Fifth Avenue, 3rd Floor, New York, New York 10003 on Wednesday, January 17, 2007, at 1:00 p.m. (Eastern time), to vote on the following proposals:

1.	To elect six Trustees of the Fund;

2.	To approve an Investment Advisory Agreement with Fred Alger Management, Inc.;

3.	To approve changes to the fundamental investment policies of the Fund;

4.	To approve a new Distribution Plan pursuant to Rule 12b-1.

5.	To amend the Fund's Agreement and Declaration of Trust; and

6.	To transact such other business as may properly come before the meeting and any adjournments thereof.

           The Trustees of the Fund recommend that you vote "FOR" each of the proposals. However, before you vote, please read the full text of the proxy statement for an explanation of each of the proposals.

           Your vote is extremely important, no matter how large or small your Fund holdings.

            To vote, you may use any of the following methods:

•	By Mail. Please complete, date and sign the enclosed proxy card and mail it in the enclosed, postage-paid envelope.

•	By Internet. Have your proxy card available. Go to the website listed on the proxy card. Enter your control number from your proxy card. Follow the instructions on the website.

•	By Telephone. Have your proxy card available. Call the toll-free number listed on the proxy card. Enter your control number from your proxy card. Follow the recorded instructions.

•	In Person. Any shareholder who attends the meeting in person may vote by ballot at the meeting.

           Further information about the proposals to be voted on is contained in the enclosed materials, which you should review carefully before you vote. If you have any questions about the proposals to be voted on, please call Computershare Fund Services at 1-866-904-8740.

Sincerely, Dan C. Chung President

TABLE OF CONTENTS

Page

Questions and Answers	I

Notice of Special Meeting of Shareholders	III

PROXY STATEMENT	1

Vote Required and Manner of Voting Proxies	1

PROPOSAL 1: TO ELECT SIX (6) TRUSTEES	4
Nominees	4
Compensation	6
Equity Securities Owned by the Nominees	7
Attendance of Trustees at Annual Meeting; Board Meetings	7
Standing Committees of the Board	7
Certain Legal Proceedings	8
Shareholder Approval	8

PROPOSAL 2: TO APPROVE AN INVESTMENT ADVISORY AGREEMENT	9
Background Information	9
The New Investment Advisory Agreement	10
Shareholder Approval	15

PROPOSAL 3: TO REVISE OR REMOVE FUNDAMENTAL INVESTMENT POLICIES	16
Proposal 3-A: Convert the Fund's investment objective from fundamental to non- fundamental	17
Proposal 3-B: Revise the fundamental policy relating to borrowing money	18
Proposal 3-C: Revise the fundamental policy relating to underwriting	19
Proposal 3-D: Revise the fundamental policy relating to lending	19
Proposal 3-E: Revise the fundamental policy relating to issuing senior securities	20
Proposal 3-F: Revise the fundamental policy relating to real estate	21
Proposal 3-G: Revise the fundamental policy relating to commodities	22
Proposal 3-H: Revise the fundamental policy relating to concentration	23
Proposal 3-I: Remove the fundamental policy relating to purchasing securities on margin	24
Proposal 3-J: Remove the fundamental policy relating to short sales	24
Proposal 3-K: Remove the fundamental policy relating to investment in other investment companies	25
Proposal 3-L: Remove the fundamental policy relating to pledging assets	26
Proposal 3-M: Remove the fundamental policy relating to joint trading accounts	26
Proposal 3-N:	27
Proposal 3-N-1: Remove the fundamental policy relating to warrants	27
Proposal 3-N-2: Remove the fundamental policy relating to related party investments	27
Proposal 3-N-3: Remove the fundamental policy relating to investment in unseasoned issuers	28
Proposal 3-N-4: Remove the fundamental policy relating to purchasing and selling put and call options	28

PROPOSAL 4: TO APPROVE A DISTRIBUTION PLAN UNDER RULE 12B-1	29
Background Information	29
Board Considerations	30
Required Vote	30

PROPOSAL 5: TO APPROVE AMENDMENTS TO THE FUND'S AGREEMENT AND DECLARATION OF TRUST	31
Proposal 5-A: Eliminate the requirement that shareholders approve the termination of the Fund	31
Proposal 5-B: Eliminate the requirement that shareholders approve the liquidation of a series of the Fund or a class of shares of a series of the Fund	32
Proposal 5-C: Eliminate (subject to a qualification) the requirement that shareholders approve the reorganization of the Fund or a series of the Fund	32
Proposal 5-D: Add a demand requirement for shareholder derivative suits	33
Required Vote	34

SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	35

ADDITIONAL INFORMATION	36

5% Share Ownership	36
Submission of Shareholder Proposals	36
Annual Reports	36
Shareholder Communications	36
Expense of Proxy Solicitation	37
Voting Results	37
Fiscal Year	37
General	37

APPENDIX A: AUDIT COMMITTEE CHARTER	A-1

APPENDIX B: NOMINATING COMMITTEE CHARTER	B-1

APPENDIX C: LEGAL PROCEEDINGS	C-1

APPENDIX D: NEW INVESTMENT ADVISORY AGREEMENT	D-1

APPENDIX E: FUNDAMENTAL INVESTMENT RESTRICTIONS	E-1

APPENDIX F: NEW DISTRIBUTION PLAN	F-1

APPENDIX G: REPORT OF THE AUDIT COMMITTEE	G-1

IMPORTANT NEWS
FOR FUND SHAREHOLDERS

While we encourage you to read the full text of the enclosed Proxy Statement, for your convenience, we have provided a brief overview of the matters to be voted on.

Questions and Answers

Q.	Why am I receiving this Proxy Statement?

A.	As a shareholder of Spectra Fund (the "Fund"), you are being asked to vote on several proposals.

Q.	What am I being asked to vote "FOR" in this Proxy Statement?

A.	Shareholders are being asked to approve several proposals. The proposals cannot be effected without shareholder approval. The Board of Trustees of the Fund has approved these proposals, believes they are in shareholders' best interests and recommends that you approve them.

•	Proposal 1: Elect Trustees. Shareholders are being asked to elect six Trustees to the Board of Trustees of the Fund.

•	Proposal 2: Approve Investment Advisory Agreement. Shareholders are being asked to approve a new investment advisory agreement with Fred Alger Management, Inc ("Alger Management").

•	Proposal 3: Revise Fundamental Investment Policies. Shareholders are being asked to approve a series of proposals to standardize the Funds' fundamental investment policies.

The Fund has adopted certain investment policies that cannot be changed without shareholder approval. It is proposed that these restrictions be standardized for substantially all of the Alger-affiliated funds, including the Fund, to the extent practicable to simplify compliance monitoring for the funds. Also, the Board of Trustees of the Fund has determined that certain existing restrictions should be removed or revised due to the development of new practices or changes in applicable law. To the extent the Fund engages in new investment practices, the Fund may be subject to additional risks. Alger Management has advised the Board that the proposed revisions to, and eliminations of, fundamental policies are not expected to materially affect the manner in which the Fund's investment program is being conducted at this time. Before a material change is made in the Fund's investment practices in response to the revised policies, the Board will be consulted and the Fund's prospectus or statement of additional information will be revised to disclose the change and, as applicable, any additional risks.

•	Proposal 4: Approve a New Distribution Plan pursuant to Rule 12b-1. Shareholders are being asked to approve the adoption of a new Rule 12b-1 Plan.

•	Proposal 5: Amend Trust Agreement. Shareholders are being asked to approve amendments to the Fund's Agreement and Declaration of Trust to eliminate the requirement of shareholder approval to liquidate the Fund or a series of the Fund, or to effect certain reorganizations involving a Fund or a series, and to add a requirement for a prior demand upon the Fund's Board before commencing any shareholder derivative legal action.

Q:	How does the proposed new investment advisory agreement differ from the current agreement for my Fund?

A:	The Fund's new investment advisory agreement is similar in all material respects to its current investment advisory agreement.

Q:	Will the total fees payable under my current investment advisory agreement increase?

A:	No. The total fees payable under the Fund's new investment advisory agreement, including waivers and expense reimbursements, will be no higher than the fees under the Fund's current investment advisory agreement.

Q:	How do the Trustees suggest I vote in connection with the matters to be considered at the meeting?

A:	After careful consideration, the Fund's Board of Trustees, including each Trustee who is not an "interested person" (as defined in the Investment Company Act of 1940, as amended) of the Fund, recommends that you vote on the proposals being presented to shareholders at the meeting as follows:

•	FOR the election of each nominee for Trustee;

•	FOR approval of the investment advisory agreement for the Fund;

•	FOR approval of the changes to the Fund's fundamental investment policies;

•	FOR approval of the adoption of the Fund's Rule 12b-1 plan; and

•	FOR approval of the amendments to the Fund's Agreement and Declaration of Trust.

Q.	Will my vote make a difference?

A:	Yes. Your vote is important and can make a difference in the governance of the Fund, no matter how many shares you own. Your vote will help ensure that the proposals can be implemented. We encourage all shareholders to participate in the governance of the Fund.

Q.	Is the Fund paying for preparation, printing and mailing of this proxy?

A.	No. Alger Management, the Fund's investment adviser, will bear such costs.

Q.	Who do I call if I have questions?

A.	If you need any assistance, or have any questions regarding the proposals or how to vote your shares, please call Computershare Fund Services at 1-866-904-8740.

Q.	How do I vote my shares?

A.	You can vote your shares in person at the shareholder meeting, or by completing, signing and dating the enclosed proxy card and mailing it in the enclosed postage-paid envelope. Alternatively, you may vote by telephone by calling the toll-free number on the proxy card or by computer by going to the Internet address provided on the proxy card and following the instructions, using your proxy card as a guide.

It is important that you vote promptly.

Spectra Fund
111 Fifth Avenue
New York, New York 10003

Notice of Special Meeting of Shareholders

To be held January 17, 2007

           A special meeting (the "Meeting") of the shareholders of Spectra Fund (the "Fund"), a Massachusetts business trust, will be held at the offices of Fred Alger Management, Inc., 111 Fifth Avenue, 3rd Floor, New York, New York 10003, at 1:00 p.m. (Eastern time) on Wednesday, January 17, 2007, for the following purposes:

PROPOSAL	1.	To elect six (6) Trustees.

PROPOSAL	2.	To approve an investment advisory agreement with Fred Alger Management, Inc.

PROPOSAL	3.	To approve changes to the Fund's fundamental investment policies.

PROPOSAL	4.	To approve a New Distribution Plan pursuant to Rule 12b-1.

PROPOSAL	5.	To approve amendments to the Fund's Agreement and Declaration of Trust.

PROPOSAL	6.	To transact such other business as may properly come before the Meeting and any adjournments thereof.

           The Board of Trustees recommends that you vote "FOR" each Proposal upon which you are being asked to vote.

           Shareholders of record on October 27, 2006 are entitled to vote at the Meeting and at any adjournments or postponements thereof.

           IF YOU DO NOT EXPECT TO ATTEND THE MEETING IN PERSON, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY TO SPECTRA FUND, 111 FIFTH AVENUE, NEW YORK, NEW YORK 10003, IN THE PREPAID RETURN ENVELOPE ENCLOSED FOR YOUR USE OR OTHERWISE VOTE PROMPTLY.

By Order of the Board of Trustees, Hal Liebes Secretary

November 1, 2006
New York, New York

Spectra Fund
111 Fifth Avenue
New York, New York 10003

PROXY STATEMENT

Special Meeting of Shareholders
January 17, 2007

           This Proxy Statement is furnished in connection with the solicitation by the Board of Trustees (the "Board") of Spectra Fund (the "Fund"), a Massachusetts business trust, of proxies to be voted at the special meeting of shareholders of the Fund (the "Meeting"), to be held at 1:00 p.m. (Eastern time) on Wednesday, January 17, 2007, at the offices of Fred Alger Management, Inc., 3rd Floor, New York, New York 10003, and at any and all adjournments or postponements thereof. The Meeting will be held for the purposes set forth in the accompanying Notice.

           The Fund is an open-end investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act").

           This Proxy Statement and the accompanying Notice of Annual Meeting and form of proxy were sent to shareholders on or about November 1, 2006. Shareholders of record at the close of business on October 27, 2006 (the "Record Date") are entitled to vote at the Meeting. Shareholders are entitled to one vote for each share held and fractional votes for each fractional share held.

           As of the Record Date, [______] shares of the Fund were outstanding and the Fund had aggregate net assets of $[_____].

           Please complete, sign, date and return the proxy card included with this Proxy Statement, or, alternatively, you may vote by telephone or over the Internet. If you vote by telephone or over the Internet, you will be asked to enter a unique code that has been assigned to you, which is printed on your proxy card. This code is designed to confirm your identify, provide access into the voting sites and confirm that your instructions are properly recorded.

           All properly executed proxies received prior to the Meeting will be voted at the Meeting. On the matters coming before the Meeting as to which a shareholder has specified a choice on that shareholder's proxy, the shares will be voted accordingly. If a proxy is properly executed and returned and no choice is specified with respect to one or more proposals, the shares will be voted "FOR" each such proposal. Shareholders who execute proxies may revoke them with respect to any or all proposals at any time before a vote is taken on a proposal by filing with the Fund a written notice of revocation, by delivering a duly executed proxy bearing a later date or by attending the Meeting and voting in person.

Vote Required and Manner of Voting Proxies

           A quorum of shareholders, consisting of a majority of the outstanding shares entitled to vote, is required to take action at the Meeting with respect to each Proposal.

           Votes cast by proxy or in person at the Meeting will be tabulated by the inspectors of election appointed for the Meeting. The inspectors of election, who are employees of the proxy solicitor engaged by the Fund's investment adviser, Fred Alger Management, Inc. ("Alger Management"), will determine whether or not a quorum is present at the Meeting. The inspectors of election will treat abstentions and "broker non-votes" (i.e., shares held by brokers or nominees, typically in "street name," as to which proxies have been returned but (a) instructions have not been received from the beneficial owners or persons entitled to vote and (b) the broker or nominee does not have discretionary voting power on a particular matter) as present for purposes of determining a quorum.

           If you hold your shares directly (not through a broker-dealer, bank or other financial institution), and if you return a signed proxy card that does not specify how you wish to vote on a Proposal, your shares will be voted "FOR" the nominees in Proposal 1 and "FOR" Proposals 2, 3, 4 and 5.

           Broker-dealer firms holding shares of the Fund in "street name" for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares on each Proposal before the Meeting. The New York Stock Exchange (the "NYSE") may take the position that a broker-dealer that is a member of the NYSE and that has not received instructions from a customer or client prior to the date specified in the broker-dealer firm's request for voting instructions may not vote such customer or client's shares with respect to Proposals 2, 3, 4 and 5. A signed proxy card or other authorization by a beneficial owner of Fund shares that does not specify how the beneficial owner's shares should be voted on a proposal may be deemed an instruction to vote such shares in favor of the applicable proposal.

           If you hold shares of the Fund through a bank or other financial institution or intermediary (called a service agent) that has entered into a service agreement with the Fund or a distributor of the Fund, the service agent may be the record holder of your shares. At the Meeting, a service agent will vote shares for which it receives instructions from its customers in accordance with those instructions. A signed proxy card or other authorization by a shareholder that does not specify how the shareholder's shares should be voted on a proposal may be deemed to authorize a service provider to vote such shares in favor of the applicable proposal. Depending on its policies, applicable law or contractual or other restrictions, a service agent may be permitted to vote shares with respect to which it has not received specific voting instructions from its customers. In those cases, the service agent may, but may not be required to, vote such shares in the same proportion as those shares for which the service agent has received voting instructions. This practice is commonly referred to as "echo voting."

           If you beneficially own shares that are held in "street name" through a broker-dealer or that are held of record by a service agent, and if you do not give specific voting instructions for your shares, they may not be voted at all or, as described above, they may be voted in a manner that you may not intend. Therefore, you are strongly encouraged to give your broker-dealer or service agent specific instructions as to how you want your shares to be voted.

           Each nominee named in Proposal 1 must be elected by a plurality of the voting power of the shares of the Fund voted at the Meeting.

           Approval of Proposals 2, 3 and 4 requires the affirmative vote of a "1940 Act Majority Vote" of the outstanding voting securities of the Fund. A "1940 Act Majority Vote" of the outstanding voting securities of the Fund means the affirmative vote of the lesser of (a) 67% or more of the voting power of the voting securities of the Fund that are present at the Meeting or represented by proxy if holders of shares representing more than 50% of the voting power of the outstanding voting securities of the Fund are present or represented by proxy or (b) more than 50% of the voting power of the outstanding voting securities of the Fund.

           Approval of Proposal 5 requires the affirmative vote of a majority of the outstanding shares of the Fund.

           Approval of each proposal will occur only if a sufficient number of votes at the Meeting are cast "FOR" that proposal. Abstentions and broker non-votes are not considered "votes cast" and, therefore, do not constitute a vote "FOR" proposals. Abstentions and broker non-votes effectively result in a vote "AGAINST" proposals in Proposals 2, 3, 4 and 5. Abstention and broker non-votes will have no effect on the results of the voting on Proposal 1.

PROPOSAL 1: TO ELECT SIX (6) TRUSTEES

           The purpose of this Proposal is to elect six (6) Trustees of the Fund to assume office upon their acceptance of their elections and commencement of service as Trustees. It is intended that the enclosed proxy card will be voted for all nominees (each a "Nominee" and collectively, the "Nominees") for the Board, unless a proxy contains specific instructions to the contrary. The Board is composed of a single class of Trustees. All shareholders will vote for all Nominees. The Board has determined that the number of Trustees shall be fixed at the number of Trustees elected in accordance with this Proxy Statement.

           Shareholders of the Fund are being asked to elect Ms. Hilary M. Alger and Messrs. Charles F. Baird, Jr., Roger P. Cheever, Lester L. Colbert, Jr., Stephen E. O'Neil and Nathan E. Saint-Amand as Trustees. If elected, each will each serve for an indefinite term until a successor is duly elected and qualified.

           Each of the Nominees is currently a Trustee of the Fund; all have indicated an intention to serve if elected and have consented to be named in this Proxy Statement. If any of these Nominees is not available for election at the time of the Meeting, the persons named as proxies will vote for such substitute Nominee as the Board may recommend. Each of the Nominees was nominated by the Nominating Committee of the Board, consisting of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Fund (the "Independent Trustees").

           The Board, including all of the Independent Trustees, unanimously proposed all of the Nominees for election at Meeting.

Nominees

           The Nominees, their ages, their principal occupations during the past five years (their titles may have varied during that period), the number of portfolios in the Fund Complex the Nominees currently oversee, and other board memberships they hold are set forth below. The address of each Nominee is c/o Fred Alger Management, Inc., 111 Fifth Avenue, New York, New York 10003. For purposes of this Proxy Statement, "Fund Complex" means the Fund and the other five registered investment companies advised by Alger Management.

Name (Age) Position with the Fund (Since)	Principal Occupations	Number of Portfolios in the Fund Complex which are Overseen by Trustee**

Interested Trustee*

Hilary M. Alger, CFA (44) Trustee (2003)	Director of Development, Pennsylvania Ballet since 2004; Associate Director of Development, College of Arts and Sciences and Graduate School, University of Virginia 1999-2003.	27

Independent Trustees

Stephen E. O'Neil (73) Trustee (1986)	Attorney; Private investor since 1981; Director of Brown- Forman Corporation since 1978; of Counsel to the law firm of Kohler & Barnes to 1998.	27

Charles F. Baird, Jr. (52) Trustee (2000)	Managing Partner of North Castle Partners, a private equity securities group; Chairman of Equinox, Leiner Health Products, Elizabeth Arden Day Spas, Grand Expeditions of EAS; Formerly Managing Director of AEA Investors, Inc.	27

Roger P. Cheever (60) Trustee (2000)	Senior Associate Dean of Development, Harvard University; Formerly Deputy Director of the Harvard College Fund.	27

Lester L. Colbert, Jr. (72) Trustee (2000)	Private investor since 1988; Chairman of the Board, President and Chief Executive Officer of Xidex Corporation 1972-87.	27

Nathan E. Saint-Amand M.D. (68) Trustee (1986)	Medical doctor in private practice; Member of the Board of the Manhattan Institute since 1988; formerly Co-Chairman, Special Projects Committee, Memorial Sloan Kettering.	27

*	Ms. Alger is an "interested person"(as defined in the 1940 Act) by virtue of her pending ownership control of Alger Associates, Inc. ("Alger Associates"), which indirectly controls Alger Management and its affiliates.
**	Each of the Nominees also are nominated to serve on the Boards of Trustees/Directors of the other five registered investment companies advised by Alger Management. If the Nominees are elected to serve on the boards of those funds, each Nominee would oversee all the portfolios in the Fund Complex. At the time of the mailing of this Proxy Statement, there were 27 portfolios in the Fund Complex. Prior to the Meeting, certain of those portfolios will be liquidated and shareholders of certain portfolios are being solicited in separate proxy materials to approve the reorganization of their portfolios into other portfolios in the Fund Complex. If all the proposed liquidations and reorganizations subsequently are approved by shareholders, each Nominee will oversee 19 portfolios in the Fund Complex.

           The Fund's executive officers are Messrs. Dan C. Chung, Frederick A. Blum, Hal Liebes, Michael D. Martins and Barry Mullen, and Ms. Lisa Moss. Set forth below is the name and certain biographical and other information for Messrs. Chung, Blum, Liebes and Mullen, and Ms. Moss, as reported by them to the Fund.

Name, (Age) Position with the Trust and Address[1]	Principal Occupations	Officer Since[2]

Dan C. Chung (44) President*	President since September 2003 and Chief Investment Officer and Director since 2001 of Alger Management; President since 2003 and Director since 2001 of Alger Associates, Alger Shareholder Services, Inc. ("Services"), Fred Alger International Advisory S.A. ("International") (Director since 2003) and Analysts Resources, Inc. ("ARI"). Formerly, senior analyst with Alger Management 1998-2001.	2001

Frederick A. Blum (52) Treasurer	Executive Vice President and Treasurer of Fred Alger & Company, Incorporated ("Alger Inc."), Alger Management, Alger Associates, ARI and Services since September 2003 and Senior Vice President prior thereto; Director of Alger SICAV and International.	1997

Hal Liebes (42) Secretary	Executive Vice President, Chief Operating Officer, Chief Legal Officer and Secretary of Alger Inc. and Alger Management. Formerly, Chief Compliance Officer of AMVESCAP PLC from 2004-2005; U.S. General Counsel (1994-2002 ) and Global General Counsel (2002-2004) of Credit Suisse Asset Management; Chief Compliance Officer of the Fund Complex from 2005-2006.	2005

Michael D. Martins (40) Assistant Treasurer	Senior Vice President of Alger Management; Formerly, Vice President, Brown Brothers Harriman & Co. from 1997-2004.	2005

Lisa Moss (41) Assistant Secretary	Vice President and Assistant General Counsel of Alger Management since June 2006. Formerly, Director of Merrill Lynch Investment Managers, L.P. from 2005-2006; Assistant General Counsel of AIM Management, Inc. from 1995-2005.	2006

Barry Mullen (53) Chief Compliance Officer	Senior Vice President and Director of Compliance of Alger Management since May 2006. Formerly, Director of BlackRock, Inc. from 2005-2006; Vice President of J.P. Morgan Investment Management from 1996-2004.	2006

1.	The address of each officer is c/o Fred Alger Management, Inc., 111 Fifth Avenue, New York, NY 10003.
2.	Each officer's term of office is one year. Each officer serves in the same capacity for the other funds in the Fund Complex, except that Mr. Blum also may serve as Assistant Treasurer and Assistant Secretary of such funds.
*	Mr. Chung has served as a Trustee since 2001, but is not standing for re-election at the Meeting. He also is serving as a Board member of certain funds in the Fund Complex, but is not standing for re-election by shareholders at special meetings of those funds, which also are scheduled to be held in January 2007.

Compensation

           No director, officer or employee of Alger Management or its affiliates receives any compensation from the Fund for serving as an officer or Trustee of the Fund. The Fund pays each Independent Trustee $500 for each meeting attended, to a maximum of $2,000, plus travel expenses incurred for attending the meeting. The Fund did not offer its Trustees any pension or retirement benefits during or prior to the fiscal year ended October 31, 2005. The following table provides compensation amounts paid to current Independent Trustees of the Fund for the fiscal year ended October 31, 2005. Prior to 2006, the Fund pays each Independent Trustee $2,000 for each meeting attended, to a maximum of $8,000, plus travel expenses incurred for attending the meeting.

Trustee	Aggregate Compensation from the Fund	Total Compensation from the Fund Complex
Charles F. Baird, Jr	$ 6,000	$22,500
Roger P. Cheever	$ 8,000	$30,000
Lester L. Colbert, Jr	$ 8,000	$38,000
Stephen E. O'Neil	$14,000	$65,000
Nathan E. Saint-Amand	$ 8,000	$44,000

           None of the Independent Trustees and none of their immediate family members owns any securities issued by Alger Management, Alger Inc., or any company (other than a registered investment company) controlling, controlled by or under common control with Alger Management.

Equity Securities Owned by the Nominees

           The following table sets forth the amount of equity securities owned by each Nominee in the Fund, and in the funds in the Fund Complex (in the aggregate), overseen by that Trustee, as of the Record Date. For purposes of this table, ownership interests are presented in the following ranges: A = none; B = $1-$10,000; C = $10,001-$50,000; D = $50,001-$100,000; and E = over $100,000.

Nominee	Fund Shares	Fund Complex in the Aggregate
Hilary M. Alger	A	E
Charles F. Baird, Jr	A	A
Roger P. Cheever	D	D
Lester L. Colbert, Jr	B	C
Stephen E. O'Neil	A	A
Nathan E. Saint-Amand	A	E

Attendance of Trustees at Annual Meeting; Board Meetings

           The Fund does not have a policy with regard to attendance of Trustees at annual meetings. The Fund did not hold an annual meeting during its most recent fiscal year.

           During the fiscal year ended October 31, 2005, the Board met four times. Each Nominee attended at least 75% of the aggregate number of meetings of the Board and of each committee of the Board on which the Nominee served.

Standing Committees of the Board

           Audit Committee. The Board has a standing Audit Committee comprised of Messrs. Colbert, O'Neil and Saint-Amand, each of whom is an Independent Trustee. The primary purposes of the Board's Audit Committee are to assist the Board in the oversight of the integrity of the Fund's financial statements, the independent auditor's qualifications and independence, the performance of the Fund's independent auditors, and the Fund's compliance with legal and regulatory requirements pertaining to its accounting and financial reporting. The Audit Committee prepares an audit committee report, if required by the Securities and Exchange Commission (the "SEC"), to be included in the Fund's annual proxy statement, if any. The Audit Committee oversees the scope of the annual audit of the Fund's financial statements and any special audits, the quality and objectivity of the Fund's financial statements, the Fund's accounting and financial reporting policies and practices and its internal controls relating thereto. The Audit Committee determines, and recommends to the Independent Trustees for their ratification, the selection, appointment, retention or termination of the Fund's independent auditors, as well as approving the compensation of the auditors and in connection therewith, evaluation of the independence of the auditors. The Audit Committee also pre-approves all audit and permissible non-audit services provided to the Fund and certain other persons by such independent auditors. Finally, the Audit Committee acts as a liaison between the Fund's independent auditors and the Board. During the Fund's fiscal year ended October 31, 2005, the Audit Committee met three times. A copy of the Audit Committee Charter is included in Appendix A.

           Nominating Committee. At a meeting of the Board on September 12, 2006, the Board authorized the establishment of a Nominating Committee comprised of all Independent Trustees. The Nominating Committee convened its initial meeting on September 12, 2006.

           The Nominating Committee is responsible for assisting the Board in its selection and evaluation of members to oversee the Fund so that the interests of the shareholders are well-served. The Nominating Committee's responsibilities include the nomination of new Trustees and the evaluation of the Board and its committee structure. The Nominating Committee may consider candidates submitted by shareholders, or from other sources it deems appropriate. Shareholders who wish to recommend a nominee should send recommendations to the Fund's Secretary that include all information relating to such person that is required to be disclosed in solicitations of proxies for the election of Trustees. A recommendation must be accompanied by such individual's written consent to being named in the proxy statement as a nominee and to serving as a Trustee (if elected). A copy of the Nominating Committee Charter is included in Appendix B.

           In nominating candidates, the Nominating Committee will search for those qualified candidates who can bring to the Board the skills, experience and judgment necessary to address the issues directors of investment companies confront in their duties to shareholders. The Nominating Committee shall review and make recommendations with regard to the tenure of Trustees, including any term limits, limits on the number of boards on which a Trustee may sit and normal retirement age. The Nominating Committee may retain and terminate a search firm to identify Trustee nominees, subject to the Board's sole authority to approve the search firm's fees and other retention terms. The Nominating Committee may, in its discretion, establish specific, minimum qualifications (including skills) that must be met by Committee-nominated or shareholder-nominated candidates. The Nominating Committee also is responsible for the analyses of the appropriateness of establishing minimum shareholding levels for Trustees.

Certain Legal Proceedings

           Alger Management, certain of its affiliates and the Fund are subject to various legal proceedings, a summary of which is set forth in Appendix C to this Proxy Statement. Under Section 9(a) of the 1940 Act, if any of the various regulatory proceedings or lawsuits were to result in a court injunction against Alger Management or Alger Inc., those entities would, in the absence of exemptive relief granted by the SEC, be barred from serving as investment adviser/sub-adviser or distributor for any registered investment company, including the Fund. While exemptive relief from Section 9(a) of the 1940 Act has been granted in certain other cases, there is no assurance that such exemptive relief would be granted if sought. In addition, it is possible that these matters and/or other developments resulting from these matters could result in increased redemptions from the Fund, loss of personnel of Alger Management, diversion of time and attention of Alger Management's personnel, diminishment of financial resources of, or other consequences potentially adverse to the Fund. Alger Management cannot predict the potential effect of such actions upon Alger Management or the Fund. There can be no assurance that the effect, if any, would not be material.

Shareholder Approval

           The election of the Nominees, whose term of office will commence upon their acceptance of their elections and commencement of service as Trustees, must be approved by a plurality of the votes cast in person or by proxy at the Meeting at which a quorum exists.

           The Board of Trustees, including the Independent Trustees, unanimously recommends that you vote "FOR" the election of each of the Nominees.

PROPOSAL 2: TO APPROVE AN INVESTMENT ADVISORY AGREEMENT

           Shareholders are being asked to vote on a new investment advisory agreement between the Fund and Alger Management, the Fund's investment adviser. A pending transfer of indirect ownership control of Alger Management, as described below, will, upon consummation, result in an "assignment" (as defined in the 1940 Act) of the Fund's existing investment advisory agreement with Alger Management. As a result, the Board of Trustees has determined to seek shareholder approval of a new investment advisory agreement with Alger Management.

Background Information

           Alger Management has provided investment advisory services to the Fund since its inception under the supervision of the Fund's Board. Pursuant to the Fund's investment advisory agreement (the "Current Investment Advisory Agreement"), Alger Management has been responsible for the overall administration of the Fund, including the management of the Fund's assets according to its goal and the placing of orders with broker-dealers to purchase and sell securities on behalf of the Fund. The Fund's Current Advisory Agreement was last approved by Alger Management, as the sole shareholder of the Fund in connection with the commencement of the Fund's operations.

           During the fiscal year ended October 31, 2005, Alger Management earned $3,029,513 from the Fund for providing advisory and administrative services to the Fund.

           Prior to September 12, 2006, Alger Management provided both advisory services and administrative services to the Fund pursuant to an investment management agreement with the Fund. Pursuant to the approval of the Board of Trustees at a meeting held on September 12, 2006, the services provided by Alger Management to the Fund were bifurcated into two separate agreements – the Current Investment Advisory Agreement and a separate administration agreement (the "Administration Agreement"). Under the Administration Agreement, Alger Management provides the Fund with various administrative services, including the following: maintenance of office facilities; furnishing of clerical, accounting and bookkeeping services; computation of Fund net asset value, net income and realized capital gains and losses; preparation of semi-annual reports to shareholders and to the SEC; preparation of federal and state tax returns and filings with state securities commissions; and maintenance of Fund financial accounts and records. The amount noted in the preceding paragraph is the aggregate fee paid to Alger Management by the Fund under its previous investment management agreement for both advisory and administrative services. The aggregate management fee of 1.50% payable to Alger Management by the Fund did not change as a result of the bifurcation, but separate advisory fees and administrative fees of 1.46% and .04%, respectively, are now charged under the Fund's Current Investment Advisory Agreement and Administration Agreement, respectively.

           Future Assignment of Current Investment Advisory Agreement. At the time of mailing of this Proxy Statement, over 25% of the outstanding voting securities of Alger Associates is indirectly held by Mr. Fred M. Alger, III, the former Chairman of the Board of Alger Management and of the Fund's Board. As of October 2, 2006, Mr. Alger has retired as Chairman of the Board of Alger Management and of the Fund's Board and commenced the process to relinquish ownership control of Alger Associates and, indirectly, Alger Management. Upon consummation of this process, Alger Associates and, indirectly, Alger Management, will be controlled by Mr. Alger's three daughters, Hilary M. Alger, Nicole D. Alger and Alexandra D. Alger, each of whom will own 33% of the voting rights of Alger Management. This process is expected to be completed in February 2007.

           Although the consummation of the relinquishment of Mr. Alger's control of Alger Associates has not caused, and is not expected to cause, any diminution in the overall control of Alger Management by Alger Associates, the completion of the process will result in an "assignment" (as that term is defined in the 1940 Act) of the Fund's Current Investment Advisory Agreement with Alger Management, and will cause the Current Investment Advisory Agreement to terminate in accordance with its terms as required by the 1940 Act.

           As a result of the pending transfer of ownership control of Alger Associates from Mr. Alger to his daughters, the Board of Trustees of the Fund has determined to seek the approval of the Fund's shareholders to such transfer (and any subsequent transfers among Mr. Alger's daughters) by seeking the shareholders' approval of a new investment advisory agreement (the "New Investment Advisory Agreement" and together with the Current Investment Advisory Agreement, the "Advisory Agreements") which, except as noted below, is substantially identical to the Current Investment Advisory Agreement. As discussed below, the Board, including the Independent Trustees, has unanimously approved, and has recommended that the Fund's shareholders approve, its New Investment Advisory Agreement.

The New Investment Advisory Agreement

           On September 12, 2006, the Board approved the Fund's New Investment Advisory Agreement, under which, subject to its approval by the Fund's shareholders, Alger Management will continue to serve as the investment adviser to the Fund. The New Investment Advisory Agreement, if approved by the shareholders, will replace the Fund's Current Investment Advisory Agreement. The terms of the Fund's New Investment Advisory Agreement are identical in substantially all respects to those of its Current Investment Advisory Agreement, except that the New Investment Advisory Agreement has a different effective date and termination date, and except that for administrative convenience, if the Board were to authorize the creation of additional series of the Fund, the New Investment Advisory Agreement would serve as a single investment advisory agreement for all Fund series, with each series' separate fee structure being identified on a schedule to the new agreement.

           None of the personnel providing portfolio management services, and none of the other service providers to the Fund, have changed. Under the Fund's New Investment Advisory Agreement, Alger Management will continue to be responsible for selecting portfolio securities and for providing a continuous investment program for the Fund, including purchasing, retaining and selling securities for the Fund and placing orders for the execution of the Fund's portfolio transactions, all in accordance with the 1940 Act and any rules thereunder, the supervision and control of the Board of Trustees, and the investment objective, policies and restrictions of the Fund. The services of Alger Management to the Funds are not exclusive, and Alger Management is free to render investment advisory services to others.

           Fees paid by the Fund to Alger Management under its New Investment Advisory Agreement will be calculated at the same rate as the fees previously charged under its Current Investment Advisory Agreement.

           Alger Management is not liable for any error or judgment or mistake of law or for any loss suffered by the Fund in connection with matters relating to the Advisory Agreements. Alger Management, however, is liable for a loss resulting from willful misfeasance, bad faith, or gross negligence in the performance of, or from reckless disregard of, its obligations and duties under the Advisory Agreements.

           Pursuant to the New Investment Advisory Agreement, Alger Management will bear all expenses in connection with the performance of its services thereunder. Pursuant to the New Investment Advisory Agreement, the Fund will pay the other expenses of the Fund, including but not limited to the following: charges and expenses of custodians or depositories; bookkeeping and auditing expenses; charges and expenses of transfer agents and registrars; brokers' commissions and issue and transfer taxes; taxes and fees payable to federal, state and other governmental agencies; cost of stock certificates representing shares of the Fund; SEC and state Blue Sky qualification fees; costs of preparing and printing prospectuses for filing with the SEC and other authorities; expenses of shareholders' and Trustees' meetings and of preparing and printing reports to shareholders; fees of Trustees who are not officers, directors or employees of Alger Management or any of its affiliates; charges of independent pricing services retained to assist in valuing the assets of the Trust; the Fund's proportionate share of insurance premiums; costs attributable to shareholder services; and charges and expenses of legal counsel for the Fund.

           The New Investment Advisory Agreement, if approved by shareholders, will continue in effect for an initial period that will commence upon approval by shareholders of the Fund and will end on September 30, 2008, and will continue from year to year thereafter, provided that its continuance is specifically approved (1) by the Board of Trustees or (2) by a 1940 Act Majority Vote of the Fund.

           The New Investment Advisory Agreement may be terminated at any time, without payment of any penalty, by vote of the Board or by a 1940 Act Majority Vote of the Fund, in each case, on 60 days' prior written notice to Alger Management or by Alger Management upon not less than 60 days' written notice to the Fund. The New Investment Advisory Agreement will automatically and immediately terminate in the event of its assignment (as defined in the 1940 Act).

           The description of the New Investment Advisory Agreement in this Proxy Statement is only a summary. The New Investment Advisory Agreement, which you should read in full, is attached hereto as Appendix D.

Board Considerations

           At an in-person meeting held on September 12, 2006, the Trustees, including the Independent Trustees, unanimously approved, subject to the required shareholder approval described herein, the New Investment Advisory Agreement. The Independent Trustees were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of Alger Management.

           In evaluating the New Investment Advisory Agreement, the Trustees drew on materials that they requested and which were provided to them in advance of the meeting by Alger Management and by counsel to the Fund. The materials covered, among other matters, (i) the nature, extent and quality of the services provided by Alger Management under the Current Investment Advisory Agreement, (ii) the investment performance of the Fund, (iii) the costs to Alger Management of its services and the profits realized by Alger Management and Alger Inc. from their relationship with the Fund, and (iv) the extent to which economies of scale would be realized if and as the Fund grows and whether the fee level in the New Investment Advisory Agreement reflects these economies of scale. These materials included an analysis of the Fund and Alger Management's services by Callan Associates Inc. ("Callan"), an independent consulting firm whose specialties include assistance to fund trustees and directors in their review of advisory contracts pursuant to Section 15(c) of the 1940 Act. At the meeting, senior Callan personnel provided a presentation to the Trustees based on the Callan materials.

           In deciding whether to approve the New Investment Advisory Agreements, the Trustees considered various factors, including those enumerated above. They also considered other direct and indirect benefits to Alger Management and its affiliates from their relationship with the Fund.

           Nature, Extent and Quality of Services. In considering the nature, extent and quality of the services proposed to be provided by Alger Management pursuant to the New Investment Advisory Agreement, the Trustees relied on their prior experience as Trustees of the Fund, their familiarity with the personnel and resources of Alger Management and its affiliates and the materials provided at the meeting, and considered the nature, extent and quality of the services provided by Alger Management pursuant to the Current Investment Advisory Agreement. They noted that under the Advisory Agreements, Alger Management is responsible for managing the investment operations of the Fund. They also noted that administrative, compliance, reporting and accounting services necessary for the conduct of the Fund's affairs are provided under the separate Administration Agreement. The Trustees reviewed the background and experience of Alger Management's senior investment management personnel, including the individuals currently responsible for the investment operations of the Fund. They also considered the resources, operational structures and practices of Alger Management in managing the Fund's portfolio and administering the Fund's affairs, as well as Alger Management's overall investment management business. They noted especially Alger Management's established expertise in managing portfolios of "growth" stocks and that, according to an analysis provided by Callan, the characteristics of the Fund's portfolio had consistently over the previous five years remained within the ranges typical of funds that, like the Fund, hold themselves out to investors as growth-oriented. The Trustees concluded that Alger Management's experience, resources and strength in those areas of importance to the Fund are considerable. The Trustees considered the level and depth of Alger Management's ability to execute portfolio transactions to effect investment decisions, including those through Alger Inc. The Trustees also considered the ongoing enhancements to the control and compliance environment at Alger Management and within the Fund.

           Transfer of Ownership of Alger Associates. The Trustees assessed the implications for Alger Management of the pending transfer of ownership control of Alger Associates and Alger Management's ability to continue to provide services to the Fund of the same scope and quality as are currently provided. In particular, the Board inquired as to the impact of the pending transfer on Alger Management's personnel, management, facilities and financial capabilities, and received assurances in this regard from senior management of Alger Management that the pending transfer would not adversely affect Alger Management's ability to fulfill its obligations under the New Investment Advisory Agreements, and to operate its business in a manner consistent with past practices. The Board also considered that the New Investment Advisory Agreement, and the fees paid thereunder, are substantively identical in all respects to Current Investment Advisory Agreement, except for the time periods covered by the Agreements and, that for administrative convenience, the New Investment Advisory Agreement will permit the investment advisory agreement of future Fund series to be combined with the investment advisory agreement for the Fund as a single document.

           Investment Performance of the Fund. Drawing upon information provided at the meeting by Alger Management as well as Callan and upon reports provided to the Trustees by Alger Management throughout the preceding year, the Trustees determined that the performance of the Fund had been excellent; they noted, for example, that the Fund's average annual returns for the one- and two-year periods ended August 31, 2006 and its return for the year to date at August 31, 2006 had substantially exceeded those of its peers and its benchmarks.

           Profitability to Alger Management and its Affiliates. The Trustees considered the profitability of the Current Investment Advisory Agreement to Alger Management and its affiliates, and the methodology used by Alger Management in determining such profitability. The Trustees reviewed previously-provided data on the Fund's profitability to Alger Management and its affiliates for the 12-month period ended June 30, 2006. In addition, the Trustees reviewed each Fund's management fees and expense ratios and compared them with a group of comparable funds. In order to assist the Trustees in this comparison, Callan provided the Trustees with comparative information with respect to fees paid, and expense ratios incurred, by similar funds. That information indicated that the Fund's advisory fee and expense ratio were higher than those of most of the funds in the Callan reference group. The Trustees determined that this fact should be taken into account in weighing the size of the fee against the nature, extent and quality of the services to be provided. After analysis and discussion, they concluded that, to the extent that Alger Management's and its affiliates' relationships with the Fund had been profitable to those entities, the profit margins were not unacceptable.

           Economies of Scale. On the basis of their discussions with management and their analysis of information provided at the meeting, the Trustees determined that the nature of the Fund and its operations is such that Alger Management is likely to realize economies of scale in the management of each Fund at some point as it grows in size, but that in view of the current size of the Fund and the level of profitability of the Fund to Alger Management and its affiliates, adoption of breakpoints in the advisory fee, while possibly appropriate at a later date, could await further analysis of the sources and potential scale of the economies and the fee structure that would best reflect them. Accordingly, the Trustees requested that Alger Management address this topic with the Trustees at future meetings.

           Other Benefits to Alger Management. The Trustees considered whether Alger Management benefits in other ways from its relationship with the Fund. They noted that Alger Management maintains soft-dollar arrangements in connection with the Fund's brokerage transactions, data on which is regularly supplied to the Trustees at their quarterly meetings. The Trustees also noted that Alger Inc. provides a substantial portion of the Fund's equity brokerage and receives shareholder servicing fees from the Fund as well, and that Alger Shareholder Services, Inc. receives fees from the Fund under a shareholder services agreement. The Trustees had been provided with information regarding, and had considered, the brokerage and shareholder servicing fee benefits in connection with their review of the profitability to Alger Management and its affiliates of their relationships with the Fund. As to other benefits received, the Trustees decided that none were so significant as to render Alger Management's fees excessive.

           At the conclusion of these discussions, each of the Independent Trustees expressed the opinion that he had been furnished with sufficient information to make an informed business decision with respect to approval of the Fund's New Investment Advisory Agreement. Based on its discussions and considerations as described above, the Board made the following conclusions and determinations:

•	The Board concluded that the nature, extent and quality of the services provided by Alger Management are adequate and appropriate.

•	The Board determined that the pending transfer of ownership control of Alger Associates would not be a detriment to Alger Management's ability to continue to provide services to the Fund of the same scope and quality as provided under the Current Investment Advisory Agreement, and that the pending transfer would not adversely affect Alger Management's ability to fulfill its obligations under the New Investment Advisory Agreement, and to operate its business in a manner consistent with past practices.

•	The Board concluded that the Fund's overall performance had been excellent.

•	The Board concluded that the Fund's fee paid to Alger Management, which was proposed to be the same under the New Investment Advisory Agreement as under the Current Investment Advisory Agreement, was reasonable in light of comparative performance and expense and advisory fee information, costs of the services provided and profits to be realized and benefits derived or to be derived by Alger Management and its affiliates from the relationship with the Fund.

•	The Board determined that there were not at this time significant economies of scale to be realized by Alger Management in managing the Fund's assets and that, to the extent that material economies of scale should be realized in the future, the Board would seek to ensure that they were shared with the Fund.

           The Board considered these conclusions and determinations and, without any one factor being dispositive, determined that approval of the Fund's New Investment Advisory Agreement was in the best interests of the Fund and its shareholders.

Additional Information About Alger Management

           Alger Management is a registered investment adviser with its principal offices located at 111 Fifth Avenue, New York, New York 10003. Alger Management is a wholly-owned subsidiary of Alger Inc., which is a wholly-owned subsidiary of Alger Associates, a financial services holding company. Until October 2, 2006, Mr. Fred M. Alger was the principal executive officer of Alger Management and was the Chairman of the Board. Mr. Hal Liebes and Mr. Dan Chung serve as the co-chief executive officers of Alger Management and Mr. Chung also serves as Alger Management's principal financial officer. For a list of officers of the Fund who also serve as officers of Alger Management, please refer to Proposal 1 above.

           Alger Associates is a closely-held New York corporation, the stockholders of which consist of Mr. Fred M. Alger, III, who holds Class A shares through Alger Two, LLC, and his three daughters, Hilary M. Alger, Nicole D. Alger and Alexandra D. Alger, each of whom hold Class C shares. The principal business address of Alger Management, Alger Inc. and Alger Associates, and the address of each officer and director of Alger Management is 111 Fifth Avenue, New York, New York 10003.

           Distributor and Administrator. Alger Inc. serves as distributor of each Fund's shares. As noted above, Alger Management serves as each Fund's administrator.

           In selecting brokers or dealers to execute portfolio transactions, Alger Management seeks the best overall terms available. In assessing the best overall terms available for any transaction, Alger Management will consider the factors it deems relevant, including the breadth of the market in the investment, the price of the investment, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis. In addition, Alger Management is authorized, in selecting parties to execute a particular transaction and in evaluating the best overall terms available, to consider the brokerage and research services, as those terms are defined in section 28(e) of the Securities Exchange Act of 1934, provided to the Fund and/or the other accounts over which Alger Management or its affiliates exercise investment discretion. Alger Management's fees under its agreements with the Fund are not reduced by reason of its receiving brokerage and research service. The Board of Trustees will periodically review the commissions paid by the Fund to determine if the commissions paid over representative periods of time are reasonable in relation to the benefits inuring to the Fund.

           During the fiscal year ended October 31, 2005, the Fund paid an aggregate of approximately $1,167,262 in brokerage commissions, of which approximately $640,343 was paid to Alger Inc. The commissions paid to Alger Inc. constituted 55% of the aggregate brokerage commissions paid by the Fund; during that year, 62% of the aggregate dollar amount of transactions by the Fund involving the payment of brokerage commissions was effected through Alger Inc. Alger Inc. does not engage in principal transactions with the Fund and, accordingly, received no compensation in connection with securities purchased or sold in that manner, which include securities traded in the over-the-counter markets, money market investments and most debt securities. During the fiscal year ended October 31, 2005, $30,925,485 in portfolio transactions, incurring $65,545 in commissions, was allocated to brokers who supplied research to the Fund or Alger Management.

Shareholder Approval

           To become effective, the Fund's New Investment Advisory Agreement must be approved by a 1940 Act Majority Vote of the outstanding voting securities of the Fund which means the affirmative vote of lesser of (a) 67% or more of the voting power of the voting securities of the Fund that are present at the Meeting or represented by proxy if holders of shares representing more than 50% of the voting power of the outstanding voting securities of the Fund are present or represented by proxy or (b) more than 50% of the voting power of the outstanding voting securities of the Fund.

           The Board of Trustees, including the Independent Trustees, unanimously recommends that you vote "FOR" the approval of the Fund's New Investment Advisory Agreement.

PROPOSAL 3: TO REVISE OR REMOVE FUNDAMENTAL INVESTMENT POLICIES

           The Fund, like all mutual funds, is required by law to have policies governing certain of the Fund's investment practices that may only be changed with shareholder approval. These policies are referred to as "fundamental." While the number of investment practices that must be governed by fundamental policies currently is small, this has not always been the case; as a result, the Fund has fundamental policies that are no longer required by law. In addition, certain of the Fund's policies that continue to be required by law, as currently adopted by the Fund, are more restrictive than required by law.

           The Board has reviewed the Fund's current fundamental policies and has concluded that certain policies should be revised and certain other policies should be eliminated. A list of the fundamental policies that will apply to the Fund if each proposal is approved by shareholders appears in Appendix E. At the Meeting, shareholders will be asked to approve the revised policies and to eliminate other fundamental policies or convert them into non-fundamental policies. Additionally, shareholders are being asked to reclassify the Fund's investment objective as non-fundamental (see Proposal 3-A).

           The revised fundamental policies are expected to facilitate the management of the Fund's assets and to simplify the process of monitoring compliance with the Fund's fundamental investment policies. In addition, the revised fundamental policies are intended to provide the Fund with flexibility to respond to changing markets, new investment opportunities and future changes in applicable law. Accordingly, the policies are written and should be interpreted broadly. The revised policies generally allow the investment practice in question to be conducted to the extent permitted by the 1940 Act. It is possible that as the financial markets continue to evolve over time, the 1940 Act and the related rules may be further amended to address changed circumstances and new investment opportunities. It is also possible that the 1940 Act and the related rules could change for other reasons. For flexibility, the revised policies should be interpreted to refer to the 1940 Act and the related rules as they are in effect from time to time. This should allow the Fund to take advantage of future changes in applicable law without seeking additional costly and time-consuming shareholder approvals. To the extent the Fund engages in new investment practices, the Fund may be subject to additional risks. Before a material change is made in the Fund's investment practices in response to the revised policies, the Board will be consulted and the Fund's prospectus or statement of additional information will be revised to disclose the change and, as applicable, any additional risks.

           The revised fundamental policies also refer to interpretations or modifications of, or relating to, the 1940 Act from the SEC or members of its staff, as well as interpretations or modifications of other authorities having jurisdiction over the Fund. These authorities could include courts. From time to time the SEC and members of its staff, and others, issue formal or informal views on various provisions of the 1940 Act and the related rules, including through no-action letters and exemptive orders. The revised policies should be interpreted to refer to these interpretations or modifications as they are given from time to time. Again, this should allow the Fund the flexibility to take advantage of future changes in the interpretations of regulators and others without the expense and delay of seeking further shareholder approvals.

           Lastly, when a revised policy provides that an investment practice may be conducted as permitted by the 1940 Act, the policy should be interpreted to mean that there is either an express or affirmative permission, or a lack of a prohibition, for the practice.

           The revised fundamental policies give, in certain cases, the Fund an increased ability to engage in certain investment practices (although only technical or minor wording changes are being made for certain policies), as described in more detail below. If the Fund takes advantage of that increased ability (to borrow money, for example), there could be a material increase in the level of investment risk associated with an investment in that Fund. Certain of the increased risks to the Fund are described below. Except where indicated below, the actual investment practices of the Fund currently are not expected to change as a result of the revised policies. However, these practices could change in the future, and for various reasons. Before a material change is made in the Fund's investment practices in response to the revised policies, shareholders will be notified in advance of the change, and the Fund's prospectus or statement of additional information will be revised to disclose the change.

           The Board recommends that shareholders vote to revise or eliminate the Fund's fundamental policies as discussed below. Each section sets out the fundamental policy that will apply if shareholders approve the policy in that section. The descriptions in each section of the Fund's existing fundamental policies are general, and are qualified by reference to the actual text of the existing policies that appears in Appendix E. The chart in Appendix E sets out in the left column the current fundamental policies of the Fund that are proposed to be revised or eliminated, and in the right column the proposed revised policy, if applicable.

           Shareholders will be asked to vote on each revised policy for the Fund separately on the enclosed proxy card. No proposal to revise or eliminate any fundamental policy is contingent upon the approval of any other such proposal. As a result, it may be the case that certain of the Fund's fundamental policies will be changed or eliminated, and others will not. If any proposal is not approved, the Fund's existing fundamental policy on that investment practice will remain in effect.

           The revised policies that are approved will take effect March 1, 2007.

           To be approved, each proposal must receive a "1940 Act Majority Vote" of the outstanding voting securities of the Fund, as such term is defined above in "Vote Required and Manner of Voting Proxies."

Proposal 3-A: Convert the Fund's investment objective from fundamental to non-fundamental

           If shareholders approve this proposal, the Fund's investment objective will become non-fundamental, meaning that it can be changed without shareholder approval. There are no current plans to change the investment objective of the Fund.

           Discussion. The 1940 Act does not require that the Fund's investment objective be fundamental, and, in fact, it is common for funds to have non-fundamental investment objectives. If the Fund's investment objective is non-fundamental, the objective may be changed by the Board when the Board believes it is in the best interests of shareholders to do so. As noted below, however, shareholders would be given prior notice of any change in the Fund's investment objective. This notice is expected to take the form of a supplement to the Fund's prospectus or a revised prospectus, which would be sent to shareholders.

           If the Fund is able to change its investment objective without shareholder approval, the Fund will have flexibility to respond to changing conditions in a manner that the Board deems to be in the best interests of shareholders without the expense and delay of seeking further shareholder approval.

           The Board of Trustees, including the Independent Trustees, unanimously recommends that you vote "FOR" this proposal.

Proposal 3-B: Revise the fundamental policy relating to borrowing money

           If shareholders approve this proposal, the Fund's current fundamental policy on the borrowing of money will be revised to read as follows:

Except as otherwise permitted by the 1940 Act (which currently limits borrowing to no more than 33?% of the value of the Fund's total assets), or interpretations or modifications by, or exemptive or other relief from, the SEC or other authority with appropriate jurisdiction, and disclosed to investors, the Fund may not borrow money.

           Discussion. All mutual funds are required to have a fundamental policy about the borrowing of money. The 1940 Act permits a fund to borrow money in amounts of up to one-third of the fund's total assets from banks for any purpose, and to borrow up to 5% of the fund's total assets from banks or other lenders for temporary purposes. To limit the risks attendant to borrowing, the 1940 Act requires a fund to maintain at all times an "asset coverage" of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the fund's total assets, minus liabilities other than borrowings bears to the aggregate amount of all borrowings. Certain trading practices and investments, such as reverse repurchase agreements, dollar rolls and certain derivatives, may be considered to be borrowing and thus subject to the 1940 Act restrictions. On the other hand, certain practices and investments may involve leverage but are not considered to be borrowing.

           Currently, the borrowing policy of the Fund limits the Fund to borrowings from banks. The Fund's current borrowing policy is described in its prospectus or statement of additional information. The revised policy will permit the Fund to borrow money, and to engage in trading practices that may be considered to be borrowing, to the full extent permitted by the 1940 Act and related interpretations, as in effect from time to time. The revised policy also will eliminate the restriction that borrowings be made only from banks.

           As noted above, the revised policy will be interpreted to permit the Fund to engage in trading practices and investments that may be considered to be borrowing, such as reverse repurchase agreements, dollar rolls, options, futures, options on futures and forward contracts. In addition, short-term credits necessary for the settlement of securities transactions and arrangements with respect to securities lending will not be considered to be borrowings under the revised policy. Practices and investments that may involve leverage but are not considered to be borrowings are not subject to the revised policy.

           If this proposal is approved, the Fund may be permitted by this fundamental policy to borrow in situations and under circumstances in which it previously could not do so. Borrowing may cause the value of the Fund's shares to be more volatile than if the Fund did not borrow. This is because borrowing tends to magnify the effect of any increase or decrease in the value of the Fund's portfolio holdings. Borrowed money thus creates an opportunity for greater gains, but also greater losses. There also are costs associated with borrowing money, and these costs would offset and could eliminate the Fund's net investment income in any given period.

           Alger Management has advised the Board that the proposed revisions to the fundamental policy on borrowing are not expected to materially affect the manner in which the Fund's investment program is being conducted at this time, as reflected in the Fund's current prospectus or statement of additional information. Before a material change is made in the Fund's investment practices in response to this revised policy, shareholders will be notified in advance of the change, and the Fund's prospectus or statement of additional information will be revised to disclose the change, the purpose of the changed practice and, as applicable, any additional risks.

           The Board of Trustees, including the Independent Trustees, unanimously recommends that you vote "FOR" this proposal.

Proposal 3-C: Revise the fundamental policy relating to underwriting

           If shareholders approve this proposal, the Fund's current fundamental policy on the underwriting of securities of other issuers will be revised to read as follows:

Except as otherwise permitted by the 1940 Act, or interpretations or modifications by, or exemptive or other relief from, the SEC or other authority with appropriate jurisdiction, and disclosed to investors, the Fund may not act as an underwriter of securities of other issuers, except to the extent the Fund may be deemed an underwriter under the Securities Act of 1933, as amended, by virtue of disposing of portfolio securities.

           Discussion. All mutual funds are required to have a fundamental policy about engaging in the business of underwriting the securities of other issuers. The Fund's current underwriting policy is disclosed in its prospectus or statement of additional information. The Fund's current fundamental policy has an exception to the prohibition on underwriting to the extent that the Fund is deemed to be an underwriter in connection with sales of securities not registered under the federal securities laws. This exception refers to a technical provision of the Securities Act of 1933, as amended (the "Securities Act"), which deems certain persons to be "underwriters" if they purchase a security from the issuer and later sell it to the public. Under the Securities Act, an underwriter may be liable for material omissions or misstatements in an issuer's registration statement or prospectus. It is not, however, believed that the application of this Securities Act provision would cause the Fund to be engaged in the business of underwriting the securities of other issuers. The revised policy does not generally give the Fund any greater authority to engage in the underwriting business or to underwrite the securities of other issuers.

           Securities purchased from an issuer and not registered for sale under the Securities Act are considered restricted securities. There may be a limited marked for these securities. If these securities are registered under the Securities Act, they may then be eligible for sale, but participating in the sale may subject the seller to underwriter liability. These risks could apply to the Fund investing in restricted securities.

           Alger Management has advised the Board that the proposed revisions to the fundamental policy on underwriting are not expected to materially affect the manner in which the Fund's investment program is being conducted at this time, as reflected in the Fund's current prospectus or statement of additional information. Before a material change is made in the Fund's investment practices in response to this revised policy, shareholders will be notified in advance of the change, and the Fund's prospectus or statement of additional information will be revised to disclose the change, the purpose of the changed practice and, as applicable, any additional risks.

           The Board of Trustees, including the Independent Trustees, unanimously recommends that you vote "FOR" this proposal.

Proposal 3-D: Revise the fundamental policy relating to lending

           If shareholders approve this proposal, the Fund's current fundamental policy on the lending of money or other assets will be revised to read as follows:

Except as otherwise permitted by the 1940 Act, or interpretations or modifications by, or exemptive or other relief from, the SEC or other authority with appropriate jurisdiction, and disclosed to investors, the Fund may not lend any securities or make loans to others. The 1940 Act currently limits such loans to no more than 33-1/3% of the value of the Fund's total assets. For purposes of this investment restriction, the purchase of debt obligations (including acquisitions of loans, loan participations or other forms of debt instruments) and the entry into repurchase agreements shall not constitute loans by the Fund. Any loans of portfolio securities will be made according to guidelines established by the SEC and the Board.

           Discussion. All mutual funds are required to have a fundamental policy about lending money and other assets. The 1940 Act does not prohibit a fund from making loans; however, SEC staff interpretations currently prohibit funds from lending more than one-third of their total assets, except through the purchase of debt obligations or the use of repurchase agreements. (A repurchase agreement is an agreement to purchase a security, coupled with an agreement to sell that security back to the original seller on an agreed-upon date at a price that generally depends on current interest rates. The SEC considers repurchase agreements as loans.)

           The Fund's current fundamental policy, which is disclosed in the Fund's prospectus and statement of additional information, generally prohibit the making of loans, but specify that investments in debt obligations and repurchase agreements, and the lending of portfolio securities, are not subject to the restriction. The revised policy will permit securities lending and the use of repurchase agreements and will be interpreted not to prevent the Fund from purchasing or investing in debt obligations and loans.

           If this proposal is approved, the Fund will be permitted by this fundamental policy to make loans of securities or money in situations and under circumstances in which it previously could not do so. While lending securities may be a source of income to the Fund, as with other extensions of credit, there are risks of delay in recovery or even loss of rights in the underlying securities should the borrower fail financially. However, loans would be made only when Alger Management believes the income justifies the attendant risks. The Fund also will be permitted by this policy to make loans of money, including to affiliated funds. The Fund would have to obtain exemptive relief from the SEC to make loans to affiliated funds.

           Alger Management has advised the Board that the proposed revisions to the fundamental policy on lending are not expected to materially affect the manner in which the Fund's investment program is being conducted at this time, as reflected in the Fund's current prospectus or statement of additional information. Before a material change is made in the Fund's investment practices in response to this revised policy, shareholders will be notified in advance of the change, and the Fund's prospectus or statement of additional information will be revised to disclose the change, the purpose of the changed practice and, as applicable, any additional risks.

           The Board of Trustees, including the Independent Trustees, unanimously recommends that you vote "FOR" this proposal.

Proposal 3-E: Revise the fundamental policy relating to issuing senior securities

           If shareholders approve this proposal, the Fund's current fundamental policy on the issuing of senior securities will be revised to read as follows:

Except as otherwise permitted by the 1940 Act, or interpretations or modifications by, or exemptive or other relief from, the SEC or other authority with appropriate jurisdiction, and disclosed to investors, the Fund may not issue any senior security (as such term is defined in Section 18(f) of the 1940 Act), except insofar as the Fund may be deemed to have issued a senior security by reason of borrowing money in accordance with the Fund's borrowing policies. For purposes of this investment restriction, collateral, escrow, or margin or other deposits with respect to the making of short sales, the purchase or sale of futures contracts or options, purchase or sale of forward foreign currency contracts, and the writing of options on securities are not deemed to be an issuance of senior security.

           Discussion. All mutual funds are required to have a fundamental policy about issuing "senior securities," which are generally defined as fund obligations that have a priority over the fund's shares with respect to the payment of dividends or the distribution of fund assets. The 1940 Act prohibits a fund from issuing senior securities except that the fund may borrow money in amounts of up to one-third of the fund's total assets from banks for any purpose. A fund also may borrow up to 5% of the fund's total assets from banks or other lenders for temporary purposes, and these borrowings are not considered senior securities.

           Currently, the Fund is not permitted to issue senior securities except to the extent that borrowings or certain investment practices (such as writing options) may be deemed to be the issuance of senior securities. The Fund's current policy concerning the issuance of senior securities is described in its prospectus or statement of additional information. The revised policy will permit the Fund to issue senior securities to the full extent permitted by the 1940 Act and related interpretations, as in effect from time to time.

           Certain widely used investment practices that involve a commitment by a fund to deliver money or securities in the future are not considered by the SEC to be senior securities. These include repurchase and reverse repurchase agreements, dollar rolls, options, futures and forward contracts, provided that in each case a fund segregates cash or liquid securities in an amount necessary to pay the obligation or the fund holds an offsetting commitment from another party. The revised policy will not affect the Fund's existing abilities to engage in these practices. Similarly, the revised policy will be interpreted not to prevent collateral arrangements with respect to swaps, options, forward or futures contracts or other derivatives, or the posting of initial or variation margin.

           Alger Management has advised the Board that the proposed revisions to the fundamental policy on the issuance of senior securities are not expected to materially affect the manner in which the Fund's investment program is being conducted at this time, as reflected in the Fund's current prospectus or statement of additional information. Before a material change is made in the Fund's investment practices in response to this revised policy, shareholders will be notified in advance of the change, and the Fund's prospectus or statement of additional information will be revised to disclose the change, the purpose of the changed practice and, as applicable, any additional risks.

           The Board of Trustees, including the Independent Trustees, unanimously recommends that you vote "FOR" this proposal.

Proposal 3-F: Revise the fundamental policy relating to real estate

           If shareholders approve this proposal, the Fund's current fundamental policy on real estate will be revised to read as follows:

Except as otherwise permitted by the 1940 Act, or interpretations or modifications by, or exemptive or other relief from, the SEC or other authority with appropriate jurisdiction, and disclosed to investors, the Fund may not purchase, hold or deal in real estate, but the Fund may purchase and sell securities that are secured by real estate or issued by companies that invest or deal in real estate or real estate investment trusts and may acquire and hold real estate or interests therein through exercising rights or remedies with regard to such securities.

           Discussion. All mutual funds are required to have a fundamental policy about purchasing and selling real estate. The 1940 Act does not prohibit a fund from owning real estate; however, a mutual fund is limited in the amount of illiquid assets it may purchase (real estate is generally considered illiquid). Investing in real estate may involve risks, including that real estate is generally considered illiquid and may be difficult to value and sell. Owners of real estate may be subject to various liabilities, including environmental liabilities. Currently, the Fund has a fundamental policy prohibiting it from purchasing or selling real estate but is permitted to purchase marketable securities of real estate investment trusts. The revised policy clarifies the Fund's policy prohibiting investments in real estate, but preserves the flexibility to invest in real estate-related companies and companies whose business consists in whole or in part of investing in real estate.

           Alger Management has advised the Board that the proposed revisions to the fundamental policy on investment in real estate are not expected to materially affect the manner in which the Fund's investment program is being conducted at this time, as reflected in the Fund's current prospectus or statement of additional information. Before a material change is made in the Fund's investment practices in response to this revised policy, shareholders will be notified in advance of the change, and the Fund's prospectus or statement of additional information will be revised to disclose the change, the purpose of the changed practice and, as applicable, any additional risks.

           To the extent that investment in real estate are considered illiquid, the Fund will be limited in the amount of illiquid assets it may purchase. The current SEC staff position generally limits a fund's purchases of illiquid securities to 15% of net assets (10% of net assets for money market funds).

           The Board of Trustees, including the Independent Trustees, unanimously recommends that you vote "FOR" this proposal.

Proposal 3-G: Revise the fundamental policy relating to commodities

           If shareholders approve this proposal, the Fund's current fundamental policy on commodities will be revised to read as follows:

Except as otherwise permitted by the 1940 Act, or interpretations or modifications by, or exemptive or other relief from, the SEC or other authority with appropriate jurisdiction, and disclosed to investors, the Fund may not invest in physical commodities or physical commodities contracts, except that the Fund may purchase and sell options, forward contracts, futures contracts, including those related to indices, and options on futures contracts or indices and enter into swap agreements and other derivative instruments.

           Discussion. All mutual funds are required to have a fundamental policy about purchasing and selling commodities. The 1940 Act does not prohibit a fund from owning commodities, whether physical commodities and contracts related to physical commodities (such as oil or grains and related futures contracts), or financial commodities and contracts related to financial commodities (such as currencies and, possibly, currency futures). However, a mutual fund is limited in the amount of illiquid assets it may purchase (certain commodities (especially physical commodities) may be considered to be illiquid). The value of commodities and commodity-related instruments may be extremely volatile and may be affected either directly or indirectly by a variety of factors. There also may be storage charges and risks of loss associated with physical commodities.

           Currently, the Fund is not permitted to invest in commodities or commodity contracts, but it is permitted to invest in certain types of derivatives and financial commodities such as stock index futures contracts and options on such futures contracts. The Fund's current policy concerning investment in commodities is described in its prospectus or statement of additional information. The revised policy does not generally give the Fund any greater authority to invest in physical commodities but clarifies the Fund's ability to enter into the various derivative instruments identified in the revised policy.

           In addition to restricting investments in commodities, the current policy of the Fund also expressly prohibits investments in oil, gas or other mineral exploration development programs, including mineral leases. This portion of the fundamental policy is believed initially to have been adopted in response to requirements imposed under certain states' securities laws and/or other restrictions which no longer apply to the Fund, and are not required by the 1940 Act. The elimination of this portion of the policy will simplify the Fund's compliance requirements and will provide the Alger Management greater flexibility to invest the Fund's assets as it deems appropriate, consistent with applicable law and the Fund's investment objectives and other investment policies.

           Alger Management has advised the Board that the proposed revisions to the fundamental policy on investment in commodities and commodity contracts are not expected to materially affect the manner in which the Fund's investment program is being conducted at this time, as reflected in the Fund's current prospectus or statement of additional information. Before a material change is made in the Fund's investment practices in response to this revised policy, shareholders will be notified in advance of the change, and the Fund's prospectus or statement of additional information will be revised to disclose the change, the purpose of the changed practice and, as applicable, any additional risks.

           The Board of Trustees, including the Independent Trustees, unanimously recommends that you vote "FOR" this proposal.

Proposal 3-H: Revise the fundamental policy relating to concentration

           If shareholders approve this proposal, the Fund's current fundamental policy on concentration will be revised to read as follows:

Except as otherwise permitted by the 1940 Act, or interpretations or modifications by, or exemptive or other relief from, the SEC or other authority with appropriate jurisdiction, and disclosed to investors, the Fund may not invest more than 25% of the value of its total assets in the securities of issuers in any single industry, provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities or as otherwise permitted by the SEC.

           Discussion. All mutual funds are required to have a fundamental policy about concentration of their investments in a particular industry or group of industries. While the 1940 Act does not define what constitutes "concentration" in an industry, the SEC has taken the position that investment of 25% or more of a fund's total assets in one or more issuers conducting their principal activities in the same industry constitutes concentration. It is possible that interpretations of concentration could change in the future.

           The Fund currently has a fundamental policy that prohibits the Fund from concentrating its investments in a particular industry. The Fund's current policy about concentration is disclosed in its prospectus or statement of additional information. This existing policy reflects the 25% test noted above that is the SEC's current interpretation of concentration. The revised policy does not generally give the Fund any greater authority to concentrate its investments in one or more industries. However, if the SEC's interpretation of concentration were to change, the Fund would be able to change its concentration policy without seeking shareholder approval.

           The revised policy will be interpreted to permit investment without limit in the following: securities of the U.S. government and its agencies or instrumentalities; securities of state, territory, possession or municipal governments and their authorities, agencies, instrumentalities or political subdivisions; securities of foreign governments; and repurchase agreements collateralized by any of such obligations. Accordingly, issuers of the foregoing securities will not be considered to be members of any industry. There also will be no limit on investment in issuers domiciled in a single jurisdiction or country. Also, under the revised policy, positions in futures contracts will be interpreted not to be subject to this concentration restriction.

           The Board of Trustees, including the Independent Trustees, unanimously recommends that you vote "FOR" this proposal.

Proposal 3-I: Remove the fundamental policy relating to purchasing securities on margin

           If shareholders approve this proposal, the Fund's current fundamental policy prohibiting the Fund from purchasing securities on margin will be eliminated.

           Discussion. The 1940 Act does not require that the Fund have a fundamental policy relating to purchasing securities on margin. Margin purchases involve borrowing money from a broker to purchase securities. The risks associated with purchasing securities on margin are generally similar to those of borrowing money. For a discussion of those risks, please see Proposal 3-B.

           The Funds believe that this fundamental policy is unnecessary and may be unduly restrictive. The Fund's ability to borrow is governed by the fundamental policy on borrowing discussed in Proposal 3-B. To the extent that purchasing securities on margin may be considered the issuance of a senior security, the issuance of senior securities is governed by the fundamental policy discussed in Proposal 3-E. The Funds believe that these other fundamental policies provide adequate protection in this regard. If this fundamental policy is eliminated, the Funds will be permitted to purchase securities on margin subject to the Funds' other investment policies and applicable law. Shareholders should note that it is the current position of the SEC's staff that purchasing securities on margin by a mutual fund constitutes the issuance of a senior security by the fund, which is not permitted by the 1940 Act.

           The Board of Trustees, including the Independent Trustees, unanimously recommends that you vote "FOR" this proposal.

Proposal 3-J: Remove the fundamental policy relating to short sales.

           If shareholders approve this proposal, the Fund's current fundamental policy prohibiting the Fund from making short sales of securities will be eliminated.

           Discussion. A short sale involves the sale of a security that is borrowed from a broker or other institution to complete the sale. Short sales expose a fund to the risk that the fund will be required to acquire, convert or exchange securities to replace the borrowed securities at a time when the securities sold short have appreciated in value, thus resulting in a loss to the fund. Losses from short sales can theoretically be unlimited, although, as noted above, under the 1940 Act, a fund is required to "cover" its exposure under any short position. Under the 1940 Act, a fund is generally restricted from making short sales unless the sale is "against the box" and the securities sold are segregated, or the fund's obligation to deliver the securities sold short is "covered" by segregating cash or liquid securities in an amount equal to the market value of the securities sold short. A sale is not made "against the box" if a fund sells a security it does not own in anticipation of a decline in market price. Mutual funds are not required to have a fundamental policy about engaging in short sales.

           The Fund believes this fundamental policy is unduly restrictive. There may be circumstances in which Alger Management believes that a short sale is in the best interests of shareholders. If this fundamental policy is eliminated, the Fund will be able to engage in short sales subject to the Fund's other investment policies and applicable law. Before a Fund engages in short sales to any material extent, the Board will be consulted and the Fund's prospectus or statement of additional information will be revised to disclose the practice. The Fund will be subject to any limitations on engaging in short sales imposed by the Board from time to time, as well as the Fund's other investment policies.

           The Board of Trustees, including the Independent Trustees, unanimously recommends that you vote "FOR" this proposal.

Proposal 3-K: Remove the fundamental policy relating to investment in other investment companies

           If shareholders approve this proposal, the Fund's current fundamental policy prohibiting or limiting the Fund from purchasing securities of other investment companies will be eliminated.

           Discussion. Each Fund is prohibited from investing more than a particular percentage of its net assets in other investment companies, or except as permitted under the 1940 Act or except where such purchase is part of a plan of merger or reorganization.

           The 1940 Act addresses the extent to which mutual funds may invest in other funds. Until recently, the 1940 Act limited these investments to relatively small percentages of fund assets unless a master-feeder or fund-of-funds structure was utilized. Outside of the master-feeder and fund-of-funds structures and subject to certain other exceptions, the 1940 Act limited a fund's investments in a single investment company to 3% of the purchased investment company's outstanding voting stock and to 5% of the fund's total assets and caps a fund's investments in all investment companies at 10% of the fund's total assets.

           Recent rule changes now permit funds to invest an unlimited portion of their assets in affiliated investment companies though investments in unaffiliated investment companies are still subject to certain limitations. In addition, the SEC has recently granted exemption from the 1940 Act limits for funds investing in certain exchange-traded funds.

           Because of the existing 1940 Act limitations and in light of the recent changes to, and exemptions from, these limitations, the Fund believes that its existing fundamental policy is unnecessary and may be unduly restrictive. If the Fund's fundamental policy on this topic is eliminated, the Fund will be able to invest in other investment companies to the full extent permitted by the 1940 Act and related interpretations, as in effect from time to time, and the Fund's other investment policies.

           Mutual funds invest in other investment companies for a variety of reasons. Using a master-feeder structure may provide access to a larger investment portfolio and may in crease opportunities for economies of scale. Using a fund-of-funds structure may provide access to a broader investment portfolio or mix of investment styles and s strategies. Investing in investment companies also is a way to equitize cash in a fund's portfolio and to achieve investment exposure to a particular asset class or type of investment.

           When the Fund invests in other funds, it bears not only its own expenses but also its proportionate share of the operating expenses of the other funds.

           The Board of Trustees, including the Independent Trustees, unanimously recommends that you vote "FOR" this proposal.

Proposal 3-L: Remove the fundamental policy relating to pledging assets

           If shareholders approve this proposal, the Fund's current fundamental policy limiting the Fund's ability to pledge its assets will be eliminated.

           Discussion. The Fund currently is restricted in its ability to pledge its assets. The Fund believes this fundamental policy is unduly restrictive and may prevent Alger Management from acting in a manner it believes to be in shareholders' best interest. If this fundamental policy is eliminated, the Fund will be able to pledge its assets to the extent permitted under the 1940 Act, subject to the Fund's other investment policies.

           Shareholders should note that in 1973, the SEC's staff took the position in a no-action letter that a mutual fund could not pledge 100% of its assets without there being a compelling business reason to do so. In the same no-action letter, the staff stated that it was the general practice in the banking community to require less than 300% collateralization on loans. In more recent no-action letters, including letters that address the same statutory provision of the 1940 Act (Section 17) addressed in the 1973 letter, the SEC staff has not mentioned any limitation on the amount of collateral that may be pledged to support credit obtained. The Fund does not have a present intention to borrow money (other than possibly to meet redemption requests), and intends to pledge its assets only to support its investment practices. It is impossible to predict what the lending practices will be in the future if and when the Fund decides to borrow money, and whether more than 300% collateral coverage would be required. In any event, the Fund would take into account any then-applicable legal guidance, would be guided by the judgment of the Board and Alger Management regarding the terms of any credit facility or arrangement, including any collateral required, and would not pledge more collateral than, in their judgment, was necessary for the Fund to obtain the credit sought.

           The Board of Trustees, including the Independent Trustees, unanimously recommends that you vote "FOR" this proposal.

Proposal 3-M: Remove the fundamental policy relating to joint trading accounts

           If shareholders approve this proposal, the Fund's current fundamental policy prohibiting the Fund from participating on a joint or joint-and-several basis in any securities trading account will be eliminated.

           Discussion. The Fund is prohibited from participating on a joint or joint-and-several basis in any securities trading account. The 1940 Act addresses the extent to which mutual funds may participating on a joint or joint-and-several basis with affiliated persons of the fund, and generally prohibits an affiliated person of a fund, or an affiliated person of an affiliated person, from engaging in a joint transaction with the fund without first obtaining an exemptive order from the SEC. Because of the existing 1940 Act limitations, the Fund believes that this existing fundamental policy is unnecessary and may be unduly restrictive. The SEC has been more receptive in recent years to granting exemptive orders for certain types of joint transactions between a fund and its affiliates, and has also adopted certain rules, and may in the future adopt other rules, that ease the restrictions on joint transactions. If the Fund's fundamental policy on this topic is eliminated, the Fund will be able to participate in joint transactions in accordance with any exemptive relief that the Fund may obtain, and otherwise to the full extent permitted by the 1940 Act and related interpretations, as in effect from time to time, and the Fund's other investment policies.

           The Board of Trustees, including the Independent Trustees, unanimously recommends that you vote "FOR" this proposal.

Proposals 3-N-1 through 3-N-4:

           Discussion for Proposals These fundamental policies are believed initially to have been adopted in response to requirements imposed under certain states' securities laws and/or other restrictions which no longer apply to the Fund, and are not required by the 1940 Act. The elimination of these policies will simplify the Fund's compliance requirements and will provide the greater flexibility to invest the Fund's assets as they deem appropriate, consistent with applicable law and the Fund's investment objectives and other investment policies. All of these proposals are discussed together for convenience.

Proposal 3-N-1: Remove the fundamental policy relating to warrants

           If shareholders approve this proposal, the Fund's current fundamental policy prohibiting the Fund from investing in warrants will be eliminated.

           Discussion. A warrant is a right to acquire another security at a specified time or times or during a specified period. In some cases, the holder of the warrant may be entitled to acquire the security at a discount to its market value. A warrant may be attached to another security or it may trade separately. In some cases, a warrant may be acquired at no or little cost, particularly if it is acquired with another security. Like an option, a warrant entitles the holder to make a future investment under certain circumstances. If those circumstances to not occur, the warrant is "out of the money" or it is otherwise uneconomic for the warrant to be exercised, and the warrant expires unexercised, any purchase price for the warrant will be forfeited. Investments in warrants may be considered speculative because a warrant does not represent any rights in the assets of the issuing company, nor does it entitle the holder to dividends or voting rights.

           The Fund may invest in warrants for similar reasons that it would invest in options or calls. The Fund may also received warrants as a result of making other investments. In any event, the Fund will invest in warrants subject o any limitations imposed by the Board or Alger Management from time to time, as well as the Fund's other investment policies.

Proposal 3-N-2: Remove the fundamental policy relating to related party investments

           If shareholders approve this proposal, the Fund's current fundamental policy prohibiting the Fund from purchasing or retaining securities of any issuer, over 5% of whose securities are owned by certain officers of the Fund or Alger Management, will be eliminated.

           Discussion. This policy was originally adopted to address then existing state requirements in connection with the registration of shares of the Fund for sale in a particular state or states. As a result of the National Securities Markets Improvement Act of 1996, the state restriction is no longer applicable. In addition, maintaining the restriction is not necessary because the conflict of interest that the restriction was probably meant to prevent is already adequately covered under the 1940 Act. The restriction could impose limitations on the operation of the Fund and is difficult to administer. Elimination of this fundamental policy is unlikely to affect management of the Fund and is not expected to materially increase the risk of an investment in the Fund.

Proposal 3-N-3: Remove the fundamental policy relating to investment in unseasoned issuers

           If shareholders approve this proposal, the Fund's current fundamental policy limiting the investment of the Fund in issuers that have been in continuous operation for less than three years will be eliminated.

           Discussion. Unseasoned issuers are start-up companies or other newly launched enterprises with shorter operating histories. Compared to more established or larger companies, unseasoned issuers are more likely to have more erratic businesses, more limited product lines and distribution channels, fewer capital resources and more limited management depth. Securities of unseasoned issuers are more likely to experience sharper swings in market value and be less liquid than those of more established companies.

Proposal 3-N-4: Remove the fundamental policy relating to purchasing and selling put and call options

           If shareholders approve this proposal, the Fund's current fundamental policy prohibiting the Fund from purchasing and selling certain put and call options on securities and stock indexes will be eliminated.

           Discussion. A put option gives the purchaser (holder) of the option the rights to sell (put) a security or other instrument to a third party at a stated price for a stated period or on a stated date. A call option gives the purchaser (holder) of the option the right to purchase (call) a security or other instrument from a third party at a stated price for a stated period or on a stated date. A person who sells (writes) a put option gives a third party the right to require the writer to purchase a security or other instrument at a stated price for a stated period or on a stated date, while a person who sells (writes) a call option gives a third party the right to require the writer to sell a security or other instrument at a stated price for a stated period or on a stated date. Put and call options may be used for a variety of purposes, including for hedging purposes (both purchasing and writing options), for speculative purposes (both purchasing and writing options), and to realize additional income by writing options.

           Section 18(f)(1) of the 1940 Act prohibits the Funds from issuing "senior securities" except under limited, specified circumstances. The definition of "senior securities" includes most forms of borrowing by a fund. In addition, certain options transactions which may obligate a fund to pay money to a third party at some time in the future also could be deemed to result in a prohibited issuance of "senior securities" under the 1940 Act. However, the SEC staff takes the position that a fund may engage in such options transactions through the issuance of "senior securities" if it takes certain steps designed to limit the risk to the fund. These steps typically involve either the "covering" of the transaction with an offsetting transaction or the segregation of cash or other liquid securities with the fund's custodian in an amount sufficient to cover the fund's exposure if a third party exercises its rights under the option transaction in question. Although these steps do not protect a fund from loss on such transactions, they assure that the fund will have the required securities or liquid assets sufficient to meet its obligations thereunder, and they prevent the fund from effectively "leveraging" its portfolio in a manner not contemplated by the 1940 Act.

           Given these SEC staff positions, the Fund believes that this fundamental investment policy is unnecessary, and that its removal would provide the Fund with greater investment flexibility.

           The Board of Trustees, including the Independent Trustees, unanimously recommends that you vote "FOR" Proposals 3-N-1 through 3-N-4, as applicable.

PROPOSAL 4: TO APPROVE A DISTRIBUTION PLAN UNDER RULE 12B-1

           Shareholders are being asked to approve a new Distribution Plan pursuant to Rule 12b-1 under the 1940 Act (a "Distribution Plan") to permit the use of Fund assets to finance the sale and distribution of Fund shares, subject to certain conditions. A copy of the proposed Distribution Plan is attached as Appendix F.

Background Information

           Shares of the Fund (currently, all outstanding shares of the Fund are classified as Class N Shares) are not currently subject to a Distribution Plan, but are parties to a Shareholder Servicing Agreement pursuant to which the Fund pays Alger Inc. a fee at an annual rate of 0.25% of the value of the average daily net assets of the Fund. Pursuant to the terms of the Shareholder Servicing Agreement, Alger Inc. uses the fees paid thereunder to provide compensation for ongoing servicing and/or maintenance of shareholder accounts and to cover an allocable portion of overhead expenses of Alger Inc. and other Alger Inc. and selected dealer office expenses relating to the servicing and/or maintenance of shareholder accounts. Compensation under the agreement may be paid by Alger Inc. to persons, including Alger Inc. employees, who respond to inquiries of shareholders of the Fund regarding their ownership of shares or their accounts with the Fund or who provide other, similar services not otherwise required to be provided by Alger Management, the Fund's transfer agent or other agents of the Fund. During the fiscal year ended October 31, 2005, the Fund paid Alger Inc. $504,919 under the Shareholder Servicing Agreement.

           The Board has approved the implementation of a Distribution Plan for Class N Shares pursuant to which Class N Shares would pay Alger Inc. service fees at an annual rate of 0.25% of the value of the average daily net assets of such Class.

           Pursuant to Rule 12b-1 under the 1940 Act, an investment company acting as a distributor of its shares must do so pursuant to a written plan that describes "all material aspects of the proposed financing of the distribution." The Rule states that an investment company is deemed to be acting as a distributor of its shares "if it engages directly or indirectly in financing any activity which is primarily intended to result in the sale" of its shares. Currently, the Fund does not include the above-referenced fees and the services related to those fees as part of a Distribution Plan. The Board believes that the services being performed by Alger Inc. under the Shareholder Servicing Agreement have historically not been intended primarily to result in sales of shares of the Fund (i.e., are not "distribution" services, for purposes of Rule 12b-1), but rather are post-sale administrative and informational services provided to existing shareholders. Nonetheless, to eliminate any doubt that may arise in the future regarding whether the services performed by Alger Inc. under the Shareholder Servicing Agreement are "distribution" services, the Board has adopted, and recommends that the shareholders approve the adoption of, a Distribution Plan for Class N Shares, which authorizes the payment of a service fee pursuant to Rule 12b-1 under the 1940 Act.

           If the shareholders approve the adoption of the Distribution Plan, the fees paid by holders of Class N Shares for shareholder and administrative services will not change. The fees currently payable for shareholder services, and the Rule 12b-1 fees that would be payable under the proposed Distribution Plan are as follows:

Current Fees	Proposed Fees

Rule 12b-1 Fees None	Shareholder Servicing Fees ..25%	Rule 12b-1 Fees ..25%	Shareholder Servicing Fees None

Board Considerations

           In recommending adoption of the Distribution Plan, the Board considered a variety of factors. The Board examined the nature of the services Alger Inc. provides pursuant to the Shareholder Servicing Agreement and the benefits such services provide to the Fund and its shareholders. In addition, the Board was advised by independent counsel regarding the requirements of Rule 12b-1. The Board concluded that with the adoption of this Proposal 4, the Fund will be provided with additional flexibility in managing its fees.

           In addition, as noted above, the Board believes that the services performed or obtained by the recipients of the service fees are not primarily intended to result in sales of shares of the Fund (i.e., "distribution" services, for purposes of Rule 12b-1), but rather are post-sale administrative and informational services provided to existing shareholders. However, to eliminate any doubt regarding continued payments of service fees that may arise in the future, the Board has approved, and recommends that shareholders approve, the adoption of the Distribution Plan as set forth herein.

           The Board noted that if shareholders approve this Proposal 4, the service fees charged to the Fund will not change. In addition, the Board considered that the services currently provided to such shareholders pursuant to the Shareholder Servicing Agreement are appropriate services to provide to shareholders. The Board also noted that Alger Inc. had agreed to maintain at least the same level and quality of services as are currently provided pursuant to the Shareholder Servicing Agreement.

Required Vote

           To be approved, this Proposal must be approved by a 1940 Act Majority Vote of the outstanding voting securities of the Fund, as such term is defined above in "Vote Required and Manner of Voting Proxies."

           If the shareholders do not approve the adoption of the Distribution Plan, the Fund will continue to pay service fees under its current arrangement.

           The Board of Trustees, including the Independent Trustees, unanimously recommends that you vote "FOR" this proposal.

PROPOSAL 5: TO APPROVE AMENDMENTS TO THE FUND'S AGREEMENT AND DECLARATION OF TRUST

           The Fund is subject to Massachusetts law because it is a Massachusetts business trust. Under Massachusetts law, the organizational document of a business trust, and under which it operates, is its agreement and declaration of trust. Thus, the Fund operates under the Trust's Agreement and Declaration of Trust, as previously amended or restated (the "Trust Agreement"), which sets forth various provisions relating primarily to the operation and governance of the Fund. Shareholders are being asked to approve four amendments to the Trust Agreement.

           The first three proposed amendments to the Trust Agreement would eliminate the requirements that shareholders consent to (1) termination of the Fund, (2) the liquidation of any series created under the Fund, or a class of shares of the Fund or any such series, and (3) except to the extent that the 1940 Act requires shareholder approval, reorganization of the Fund or any series by merger or transfer of assets. Currently, the Trust Agreement provides that each of the actions specified in items (1) – (3) may be authorized by a vote of a majority of the Trustees, subject to a 1940 Act Majority Vote of the Fund, series or class, as the case may be. If any of Proposals 5-A through 5-C is approved by the shareholders, then the Trust Agreement will be modified to require, for the action specified, only the vote of a majority of the Trustees.

           The Board believes that it is in the best interests of the Fund and its shareholders to adopt the foregoing three amendments. As a general principle, the Board has, pursuant to the Trust Agreement, full, entire, exclusive and absolute power, control and authority over, and management of, the business of the Fund. The Board believes that it is in the best position to determine if and when any series (or class thereof) should be liquidated, the Fund should be terminated, or (except as otherwise provided in the 1940 Act) reorganization of the Fund or a series thereof should be carried out, and that to require shareholder approval only adds the cost and delay of solicitation and a shareholder meeting when the Board has already determined that the action in question is in the shareholders' best interests. Any determination by the Board to take such an action would be subject to the Trustees' general fiduciary responsibilities to act in the best interests of shareholders.

           The fourth proposed amendment would add a provision to the Trust Agreement requiring that before bringing a derivative action on behalf of the Fund a shareholder first make a demand upon the Trustees to bring the action (unless such demand is excused), and that a derivative action commenced after rejection by the Trustees of a demand is to be dismissed by the court if the court makes certain findings.

Proposal 5-A: Eliminate the requirement that shareholders approve the termination of the Fund

           If shareholders approve this proposal, Section 9.1 of the Trust Agreement will be amended by removing the italicized language as follows:

SECTION 9.1 Duration and Termination of Trust…. The Trust may be terminated at any time by a Majority of the Trustees, subject to the favorable vote of the holders of not less than a majority of the Shares outstanding and entitled to vote of each Portfolio of the Trust, or by an instrument or instruments in writing without a meeting, consented to by the holders of not less than a majority of such Shares, or by such greater or different vote of Shareholders of any Series as may be established by the Certificate of Designation by which such Series was authorized….

           Discussion. The Board's reasoning in advancing Proposal 5-A is as set forth above in the general discussion of Proposal 5: The Trustees, in whom responsibility for the management of the affairs of the Fund is vested, believe that they are in the best position to determine, in the exercise of their business judgment and subject to their fiduciary duty to the affected shareholders, the advisability of terminating the Fund, which should be permitted without the Fund's first undertaking a lengthy and costly solicitation to obtain the required shareholder approval.

           The Board of Trustees, including the Independent Trustees, unanimously recommends that you vote "FOR" this proposal.

Proposal 5-B: Eliminate the requirement that shareholders approve the liquidation of a series of the Fund or a class of shares of a series of the Fund

           If shareholders approve this proposal, Section 6.2(d) of the Trust Agreement will be amended by removing the italicized language as follows:

[SECTION 6.2](d) Liquidation…. The liquidation of any Portfolio, or any Class of any Portfolio, may be authorized by vote of a Majority of the Trustees, subject to the affirmative vote of "a majority of the outstanding voting securities" of the Series representing the beneficial interests in that Portfolio, or in that Class of such Series, as the quoted phrase is defined in the 1940 Act….

           Discussion. The Board's reasoning in advancing Proposal 5-B is as set forth above in the third paragraph of the general discussion of Proposal 5: The Trustees, in whom responsibility for the management of the affairs of the Fund is vested, believe that they are in the best position to determine, in the exercise of their business judgment and subject to their fiduciary duty to the affected shareholders, the advisability of a liquidation, which should be permitted without the Fund's first undertaking a lengthy and costly solicitation to obtain the required shareholder approval.

           The Board of Trustees, including the Independent Trustees, unanimously recommends that you vote "FOR" this proposal.

Proposal 5-C: Eliminate (subject to a qualification) the requirement that shareholders approve the reorganization of the Fund or a series of the Fund

           If shareholders approve this proposal, Section 9.1 of the Trust Agreement will be amended by removing the italicized language from, and adding the capitalized language to, Section 9.2 as follows:

SECTION 9.2 Reorganization. SUBJECT TO SUCH ADDITIONAL REQUIREMENTS OR CONDITIONS AS MAY BE IMPOSED BY OR UNDER THE 1940 ACT, [t]he Trustees may sell, convey and transfer all or substantially all of the assets of the Trust, or the assets belonging to any one or more Portfolios, to another trust, partnership, association or corporation organized under the laws of any state of the United States, or may transfer such assets to another Portfolio of the Trust, in exchange for cash, Shares or other Securities (including, in the case of transfer to another Portfolio of the Trust, Shares of such other Portfolio), or to the extent permitted by law then in effect may merge or consolidate the Trust or any Portfolio with any other Trust or any corporation, partnership or association organized under the laws of any state of the United States, all upon such terms and conditions and for such consideration when and as authorized by vote or written consent of a Majority of the Trustees and approved by the affirmative vote of the holders of not less than a majority of the Shares outstanding and entitled to vote of each Portfolio whose assets are affected by such transaction, or by an instrument or instruments in writing without a meeting, consented to by the holders of not less than a majority of such Shares, and/or by such other vote of any Series as may be established by the Certificate of Designation with respect to such Series….

           Discussion. Under certain circumstances, Rule 17a-8 under the 1940 Act requires shareholder approval of the reorganization of a registered investment company, such as the Fund or a series of the Fund, by merger with or transfer of substantially all of its assets to another registered investment company that stands in any of certain affiliation relationships (as specified in the 1940 Act) with the Fund or any such series. Accordingly, the Trust Agreement's current requirement of shareholder approval cannot be removed for reorganizations involving the Fund or a series unless a qualification allowing for the restrictions of Rule 17a-8 is included. However, allowing for such qualification (represented in the capitalized language in the proposed amendment to Section 9.2), the Board believes that the general reasoning underlying Proposals 5-A and 5-B also justifies this Proposal 5-C.

           The Board of Trustees, including the Independent Trustees, unanimously recommends that you vote "FOR" this proposal.

Proposal 5-D: Add a demand requirement for shareholder derivative suits

           If shareholders approve this proposal, the following Section 7.9 will be added to the Trust Agreement:

SECTION 7.9. Derivative Actions. A Shareholder may bring a derivative action on behalf of the Trust only if the Shareholder first makes a pre-suit demand upon the Trustees to bring the subject action unless an effort to cause the Trustees to bring such action is excused. A demand on the Trustees shall only be excused if a Majority of the Trustees, or a majority of any committee established to consider such action, has a personal financial interest in the action at issue. A Trustee shall not be deemed to have a personal financial interest in an action or otherwise be disqualified from ruling on a Shareholder demand by virtue of the fact that such Trustee receives remuneration from his or her service as a Trustee of the Trust or as a Trustee or Director of one or more investment companies with the same or an affiliated investment advisor or underwriter. A derivative action commenced after rejection of a demand by the Trustees shall be dismissed by the court on motion by the Trust if the court finds that a Majority of the Trustees, or a majority of any committee established to consider such action, which does not have a personal interest in the action at issue, has determined in good faith after conducting a reasonable inquiry upon which its conclusions are based that the maintenance of the derivative action is not in the best interests of the Trust.

           Discussion. It is recognized in the law that a shareholder may bring an action on behalf of a corporation to enforce a right of the corporation. However, a shareholder is generally required, before commencing a derivative action, to make demand upon the board of the corporation to sue to enforce the corporation's claim. And the circumstances under which a derivative plaintiff will be excused from the demand requirement are typically very narrowly drawn. Indeed, under Massachusetts corporate law, which imposes a demand requirement by statute, demand is never excused. Furthermore, a derivative suit commenced after demand is rejected is typically subjected to searching scrutiny by a court and is rarely if ever permitted to proceed if the board's decision not to commence litigation was made in good faith in the interests of the corporation after reasonable inquiry.

           These general principles reflect the fundamental precept that management of the business and affairs of a corporation, including decisions whether to litigate or refrain from litigating a claim on behalf of the corporation, resides with the corporation's board in the exercise of its business judgment, not with the corporation's shareholders, so that a derivative action should be permitted to proceed only where the board has failed in its duty to the corporation with respect to the claim in question.

           Shareholder derivative suits may also be brought on behalf of Massachusetts business trusts, such as the Fund. Proposed Section 7.9 would add to the Trust Agreement a demand requirement that comports with the general contours of corporate law regarding such suits. The Board believes that the general policy considerations underlying the demand requirement as applied to corporations apply with equal force to Massachusetts business trusts, and that the proposed section reasonably balances the Board's right to conduct the affairs of the Fund with the right of a shareholder to sue on behalf of the Fund if the Board demonstrably fails in its duty.

           The Board of Trustees, including the Independent Trustees, unanimously recommends that you vote "FOR" this proposal.

Required Vote

           To become effective, each amendment to the Trust Agreement must be approved by a vote of shareholders holding a majority of all shares of the Fund outstanding and entitled to vote.

SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

           The 1940 Act requires that the Fund's independent registered public accounting firm be selected by a majority of the Independent Trustees. One of the purposes of the Audit Committee is to recommend to the Board the selection, retention or termination of the independent registered public accounting firm for the Fund. At a meeting held on September 12, 2006, the Fund's Audit Committee recommended and the Fund's Board, including a majority of the Independent Trustees, approved the selection of Ernst & Young LLP ("E&Y") as the Fund's independent registered public accounting firm for the fiscal year ended October 31, 2007. E&Y has served as the Fund's independent registered public accounting firm since July 3, 2002. A representative of E&Y will be present at the Meeting and will be available to respond to appropriate questions.

           After reviewing the Fund's audited financial statements for the fiscal year ended October 31, 2005, the Fund's Audit Committee recommended to the Board that such statements be included in the Fund's Annual Report to shareholders. A copy of the Audit Committee's report for the Fund is attached as Appendix G to this Proxy Statement.

           Sets forth below for the Fund's two most recent fiscal years, are the fees billed by E&Y for all audit and non-audit services provided directly to the Fund. The fee information is presented under the following captions:

(a)	Audit Fees – fees related to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

(b)	Audit-Related Fees – fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under "Audit Fees," including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters and internal control reviews not required by regulators.

(c)	Tax Fees – fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews and tax distribution and analysis reviews.

(d)	All Other Fees – fees for products and services provided to the Fund other than those reported under "Audit Fees," "Audit-Related Fees" and "Tax Fees."

	Year Ended October 31, 2004	Year Ended October 31, 2005
Audit Fees	$32,000	$21,600
Audit-Related Fees	None	None
Tax Fees	$ 3,300	$ 3,470
All Other Fees*	$ 5,000	$ 1,650

*	Other fees include a review and consent for the Fund's registration statement filing and a review of the semi-annual financial statements.

           All services to be performed by the Fund's independent registered public accounting firm must be pre-approved by the Fund's Audit Committee. Accordingly, all of the services represented in the table were pre-approved by the Audit Committee. E&Y performed no services for Alger Management or any entity controlling, controlled by or under common control with Alger Management during the fiscal years ended October 31, 2004 and 2005. Aggregate non-audit fees billed by E&Y for the fiscal years ended October 31, 2004 and 2005, were $157,449 and €82,300 and $186,831 and €56,050, respectively.

ADDITIONAL INFORMATION

5% Share Ownership

           As of the Record Date, the following shareholders were known by the Fund to own of record 5% or more of the Fund's outstanding voting securities:

           [INSERT 5% INFORMATION]

Submission of Shareholder Proposals

           The Fund does not hold annual meetings of shareholders. A shareholder proposal intended to be presented at a future special meeting of shareholders of the Fund must be received at the offices of the Fund, 111 Fifth Avenue, New York, New York 10003, at a reasonable time before the Fund begins to print and mail its proxy materials. Timely submission of a proposal does not guarantee that such proposal will be included in a proxy statement.

Annual Reports

           A copy of the Fund's most recent semi-annual and annual reports will be sent to you without charge upon written request to the Fund c/o Fred Alger Management, Inc., 111 Fifth Avenue, New York, New York 10003 or by calling 800-992-3863. Copies of the Fund's shareholder reports also are available on the EDGAR Database on the SEC's Internet site at www.sec.gov.

           Please note that only one annual report or Proxy Statement may be delivered to two or more shareholders of the Fund who share an address, unless the Fund has received instructions to the contrary. To request a separate copy of an annual report or this Proxy Statement, or for instructions as to how to request a separate copy of these documents or as to how to request a single copy if multiple copies of these documents are received, shareholders should contact the Fund at the address and phone number set forth above.

Shareholder Communications

           Shareholders who want to communicate with the Board or any individual Trustee should write the Fund to the attention of Secretary, 111 Fifth Avenue, New York, New York 10003. The letter should indicate that you are a Fund shareholder. If the communication is intended for a specific Trustee and so indicates, it will be sent only to that Trustee. If a communication does not indicate a specific Trustee it will be sent to the chair of the Nominating Committee and the outside counsel to the Independent Trustees for further distribution as deemed appropriate by such persons.

           Additionally, shareholders with complaints or concerns regarding accounting matters may address letters to the Fund's Chief Compliance Officer ("CCO"), 111 Fifth Avenue, New York, New York 10003. Shareholders who are uncomfortable submitting complaints to the CCO may address letters directly to the Chair of the Audit Committee of the Board. Such letters may be submitted on an anonymous basis.

Expense of Proxy Solicitation

           Alger Management will bear the costs of soliciting proxies. Solicitation may be made by letter or telephone by officers or employees of the Alger Management, or by dealers and their representatives. Brokerage houses, banks and other fiduciaries may be requested to forward proxy solicitation material to their principals to obtain authorization for the execution of proxies. Alger Management will reimburse brokerage firms, custodians, banks and fiduciaries for their expenses in forwarding this Proxy Statement and proxy materials to the Fund's shareholders. In addition, Alger Management has retained Computershare Fund Services ("CFS"), 280 Oser Avenue, Hauppauge, New York 11788, a proxy solicitation firm, to assist in the solicitation of proxies. It is anticipated that CFS will be paid approximately $[______] for such solicitation services (plus reimbursements of out-of-pocket expenses), to be borne by Alger Management. CFS may solicit proxies personally and by telephone.

           Authorizations to execute proxies may be obtained by telephonic or electronically transmitted instructions in accordance with procedures designed to authenticate the shareholder's identity. In all cases where a telephonic proxy is solicited (but not when you call the toll free number directly to vote or when you vote via the Internet using the Control Number that appears on your proxy card), the shareholder will be asked to provide his or her full name, address, social security number or taxpayer identification number and the number of shares owned and to confirm that the stockholder has received the Proxy Statement and proxy card in the mail. Within 72 hours of receiving a shareholder's telephonic or electronically transmitted voting instructions, a confirmation will be sent to the shareholder to ensure that the vote has been taken in accordance with the shareholder's instructions and to provide a telephone number to call immediately if the shareholder's instructions are not correctly reflected in the confirmation. Any shareholder giving a proxy may revoke it at any time before its exercise by submitting a written notice of revocation or a subsequently executed proxy to the Fund, by voting by telephone or through the Internet or by attending the Meeting and voting in person.

Voting Results

           The Fund will advise the shareholders of the voting results of the matters voted upon at the Meeting in the 2007 Semi-Annual Report to Shareholders.

Fiscal Year

           The fiscal year end of the Fund is October 31.

General

           Management does not intend to present and does not have reason to believe that any other items of business will be presented at the Meeting. However, if other matters are properly presented to the Meeting for a vote, the proxies will be voted by the persons acting under the proxies upon such matters in accordance with their judgment of the best interests of the Fund.

           A list of shareholders entitled to be present and to vote at the Meeting will be available at the offices of the Fund, 111 Fifth Avenue, New York, New York 10003, for inspection by any shareholder during regular business hours beginning ten days prior to the date of the Meeting.

           Failure of a quorum to be present at the Meeting will necessitate adjournment. The persons named in the enclosed proxy may also move for an adjournment of the Meeting to permit further solicitation of proxies with respect to any of the proposals if they determine that adjournment and further solicitation are reasonable and in the best interests of the shareholders. Under the Fund's By-Laws, an adjournment of the Meeting requires the affirmative vote of the shares present in person or represented by proxy at the Meeting.

           Please vote promptly by completing, signing and dating each enclosed proxy card and returning it in the accompanying postage-paid return envelope OR by following the enclosed instructions to vote by telephone or over the Internet.

Hal Liebes Secretary November 1, 2006

APPENDIX A: AUDIT COMMITTEE CHARTER

This document serves as the Charter for the Audit Committee (the “Committee”) of the Board of Directors/Trustees (the “Board”) of each fund (the “Fund” and collectively, the “Funds”) advised by Fred Alger Management, Inc. (“FAM”) listed on Appendix A hereto (each such Charter being a separate Charter).

Purpose

The primary purposes of the Committee are to:

• assist the Board in the oversight of

1.	the integrity of the Fund’s financial statements

2.	the independent auditor’s qualifications and independence

3.	the performance of the Fund’s independent auditors

4.	the Fund’s compliance with legal and regulatory requirements pertaining to its accounting and financial reporting

• prepare an audit committee report, if required by the SEC, to be included in the Fund's annual proxy statement, if any;

• oversee the scope of the annual audit of the Fund’s financial statements and any special audits, the quality and objectivity of the Fund’s financial statements, the Fund’s accounting and financial reporting policies and practices and its internal controls relating thereto;

• determine the selection, appointment, retention and termination of the Fund’s independent auditors, as well as approving the compensation of the auditors and in connection therewith, evaluation of the independence of the auditors;

• pre-approve all audit and permissible non-audit services provided to the Fund and certain other persons (as described in 2(b) below) by such independent auditors; and

• act as a liaison between the Fund's independent auditors and the Board.

The Fund’s independent auditors shall report directly to the Committee.

The primary function of the Committee is oversight.

The Fund’s management is responsible for (i) the preparation, presentation and integrity of the Fund’s financial statements, (ii) the maintenance of appropriate accounting and financial reporting principles and policies, and (iii) the maintenance of internal controls and procedures designed to ensure compliance with accounting standards and applicable laws and regulations.

The independent auditors are responsible for planning and carrying out proper audits and reviews in accordance with generally accepted auditing standards.

In fulfilling their responsibilities hereunder, it is recognized that members of the Committee are not full-time employees of the Fund. As such, it is not the duty or responsibility of the Committee or its members to conduct “field work” or other types of auditing or accounting reviews or procedures or to set auditor independence standards. Each member of the Committee shall be entitled to rely on (i) the integrity of those persons and organizations within and outside the Fund from which it receives information, (ii) the accuracy of the financial and other information provided to the Committee by such persons and organizations absent actual knowledge to the contrary (which shall be promptly reported to the Fund’s Board), and (iii) statements made by the officers and employees of the Fund, FAM or other third parties as to any information technology, internal audit and other permissible non-audit services provided by the independent auditors to the Fund. In addition, the evaluation of the Fund’s financial statements by the Committee is not of the same scope as, and does not involve the extent of detail as, audits performed by the independent auditors, nor does the Committee’s evaluation substitute for the responsibilities of the Fund’s management for preparing, or the independent auditors for auditing, the financial statements.

Composition and Qualifications

The Committee shall consist of at least three Board members none of whom is an “interested person,” as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “Independent Board Members”), each of whom shall be financially literate and able to read and understand fundamental financial statements, including the Fund’s balance sheet, income statement and cash flow statement, and at least one of whom shall have accounting or related financial management expertise as determined by the Fund’s Board in its business judgment. In the event that there are not three Independent Board Members, the committee shall consist of all of the Independent Board Members. Each member of the Committee must also meet the American Stock Exchange’s independence requirements for audit committee members of listed companies and the independence requirements applicable to investment companies set forth in Rule 10A-3 under the Securities Exchange Act of 1934, as amended. If one or more members of the Committee qualify as an “audit committee financial expert” (“ACFE”), within the meaning of the rules adopted and implemented under Section 407 of the Sarbanes-Oxley Act of 2002, at least one such member shall be designated as the Committee’s ACFE. The Committee shall elect a chairperson, who shall preside over Committee meetings (the “Chairperson”). The Chairperson shall serve as such until his successor is selected by the Committee.

The designation of a person as an ACFE shall not impose any greater responsibility or liability on that person than the responsibility and liability imposed on such person as a member of the Committee, nor does it decrease the duties and obligations of other Committee members or the Board.

With respect to any subsequent changes to the composition of the Committee, and otherwise approximately once each year, the Board shall determine:

• that each member of the Audit Committee is “independent” pursuant to the American Stock Exchange (“AMEX”) governance standards or applicable law.

• that each Audit Committee member is financially literate and able to read and understand fundamental financial statements, including the Fund’s balance sheet, income statement and cash flow statement;

• that at least one of the Committee members has accounting or related financial management expertise and, for a Fund whose securities are listed on the AMEX, is “financially sophisticated” pursuant to AMEX rules; and

• the adequacy of the Charter.

Duties and Powers

To carry out its purposes, the Committee shall have the following duties and powers to be exercised at such times and in such manner as the Committee shall deem necessary or appropriate:

          (a) to determine, and recommend to the Independent Board Members for their ratification and approval, the selection, appointment, compensation, retention and termination of the Fund’s independent auditors (or any other public accounting firm engaged for the purposes of performing other audit, review or attest services for the Fund);

          (b) to resolve any disagreements between management and the independent auditors regarding financial and to evaluate and accept the determination of independence made by the independent auditors;

          (c) to pre-approve (i) all audit and permissible non-audit services to be provided by the independent auditors to the Fund, and (ii) all permissible non-audit services to be provided by the independent auditors to FAM and any service provider to the Fund controlling, controlled by or under common control with FAM that provides ongoing services to the Fund (“Covered Services Provider”), if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to the Chairperson of the Committee, and the Chairperson shall report to the Committee, at its next regularly scheduled meeting after the Chairperson’s pre-approval of such services, his or her decision(s). The Committee may also establish detailed pre-approval policies and procedures for pre-approval of such services in accordance with applicable laws, including the delegation of some or all of the Committee’s pre-approval responsibilities to other persons (other than FAM or the Fund’s officers);

          (d) to meet with the Fund’s independent auditors, including meetings apart from management, on a regular basis: (i) to review the arrangements for and scope of the proposed annual audit and any special audits; (ii) to review the scope of and approve non-audit services being provided and proposed to be provided; (iii) to discuss any matters of importance relating to the Fund’s financial statements, including any adjustments to such statements recommended by the independent auditors, or other results of said audits; (iv) to consider the independent auditor’s comments communicated to the Committee with respect to the Fund’s financial policies, procedures and internal accounting controls and management’s responses thereto; (v) to obtain annually in writing from the independent auditors their letter as to the adequacy of such controls as required by Form N-SAR; (vi) to review the form of report the independent auditors propose to render to the Board and shareholders; (vii) to discuss with the independent auditors any disclosed relationships or services that may diminish the objectivity and independence of the independent auditors, and (viii) receive reports at least annually from the independent auditors regarding their independence (including receiving the independent auditors’ specific representations as to independence consistent with current statements of the Independence Standards Board), and discuss such reports with the independent auditors, and, if so determined by the Committee, recommend that the Board take appropriate action to ensure the independence of the independent auditors;

          (e) to review with the Fund’s management and independent auditors: (i) critical accounting policies and practices applied by the Fund and communicated to the Committee by the independent auditors and/or management in preparing its financial statements; (ii) alternative treatments within generally accepted accounting principles for policies and practices related to material items that have been discussed with management communicated to the Committee; (iii) other material written communications between the independent auditors and the Fund, including any management letter, report on observations and recommendations on internal controls, report of any unadjusted differences (including a listing of adjustments and reclassifications not recorded, if any) communicated to the Committee, engagement letter and independence letter; and (iv) any audit problems or difficulties and management’s response, including any restrictions on the scope of the auditor’s activities or on access to requested information, and any significant disagreements with management;

          (f) to consider and evaluate the effect upon the Fund of significant changes in accounting principles, practices, controls or procedures proposed or contemplated by management or the independent auditors;

          (g) to review with management in a general manner, but not assume responsibility for, the Fund’s processes with respect to risk assessment and risk management, and the steps taken to monitor and control such risks and exposures;

          (h) to discuss generally the types of information to be disclosed in press releases concerning dividends, as well as financial information provided to analysts and rating agencies, and the type of presentation to be made;

          (i) to establish procedures for the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters, including procedures for the confidential, anonymous submission by employees of the Fund and its service providers (as and to the extent required with respect to service providers by applicable rules, regulations or listing requirements or otherwise deemed advisable) of concerns regarding questionable accounting or auditing matters pertaining to the Fund;

          (j) to establish policies governing the hiring by entities within the Fund’s investment company complex of employees or former employees of the independent auditors consistent with government regulations;

          (k) at least annually, to obtain and review a report by the Fund’s independent auditors describing: (1) the audit firm’s internal quality-control procedures; (2) any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the audit firm, and any steps taken to deal with any such issues; and (3) for the purpose of assessing the auditor’s independence, all relationships between the independent auditors and the Fund, as well as FAM and any Covered Services Provider;

          (l) to review and evaluate the qualifications, performance and independence of the lead audit partner of the independent auditors on the Fund’s engagement;

          (m) to oversee the regular rotation of such lead audit partner and the reviewing partner, and to consider whether there should be a regular rotation of the audit firm itself;

          (n) to review and discuss the Fund’s audited and unaudited financial statements with management and, in the case of the audited financials, the independent auditor, including the Fund’s disclosure of management’s discussion of Fund performance, and to recommend to the Board, as appropriate, the inclusion of the Fund’s audited financial statements in the Fund’s annual report;

          (o) to report regularly to the full Board any issues that arise with respect to: (1) the quality or integrity of the Fund’s financial statements, (2) the Fund’s compliance with legal or regulatory requirements and (3) the performance and independence of the Fund’s independent auditors, and make such recommendations with respect to the matters within the scope of its authority and other matters, as the Committee may deem necessary or appropriate; and

          (p) to meet periodically with Fund management on all relevant matters, apart from the Fund’s independent auditors. The Committee shall meet as frequently as necessary to carry out its obligations, but not less frequently than twice a year, and shall hold special meetings as circumstances require. A majority of the total number of members of the Committee shall constitute a quorum of the Committee. A majority of the members of the Committee present shall be empowered to act on behalf of the Committee. The Committee shall regularly meet (typically, on the same day as regular Committee meetings), in separate executive sessions, with representatives of the Fund’s management, the Fund’s independent auditors and the Fund’s other service providers as the members of the Committee deem necessary. Members of the Committee may participate in a meeting of the Committee in person or by means of a conference call or similar communications equipment by means of which all persons participating in the meeting can hear each other.

The Committee shall have the resources and authority appropriate to discharge its responsibilities at the expense of the Fund. The Fund shall provide appropriate funding for the Committee to carry out its duties and its responsibilities, including appropriate funding, as determined by the Committee (a) for payment of compensation to the Fund’s independent auditors or other public accounting firm providing audit, review or attest services for the Fund, (b) for payment of compensation to any advisors employed by the Committee and (c) for the ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties. In performing its duties, the Committee shall consult as it deems appropriate with the members of the Board, officers and employees of the Fund, FAM, the Fund’s sub-advisor(s), if any, the Fund’s counsel and the Fund’s other service providers.

The Committee shall evaluate its performance under this Charter annually.

The Committee shall review the adequacy of this Charter at least annually and recommend any changes to the full Board. The Board also shall review and approve this Charter at least annually.

This Charter may be altered, amended or repealed, or a new Charter may be adopted, by the Board by the affirmative vote of a majority of Independent Board Members.

The Principal Executive Officer (the “PEO”) of each Fund shall certify to the Audit Committee of each Fund annually that he is not aware of any violation by the Fund of any corporate governance standards or policies to which the Fund is subject. In addition, the PEO of the Fund must promptly notify the relevant Audit Committee in writing after any executive officer of the Fund becomes aware of any material non-compliance with any applicable corporate governance listing standard or policy.

For Closed-End Funds Only. Each Fund whose securities are listed on the AMEX shall provide to the AMEX notice upon receipt of a report by an executive officer of any material non-compliance with the requirements of Rule 10A-3 under the Securities Exchange Act of 1934 relating to audit committees, copies of any such notice shall be provided to the Audit Committee of the relevant Fund.

Adopted: September 12, 2006

APPENDIX A

Open-End Funds:

The Alger Funds
The Alger Institutional Funds
The Alger American Fund
The China-U.S. Growth Fund
Spectra Fund

Closed-End Funds:

Castle Convertible Fund, Inc.

APPENDIX B: NOMINATING COMMITTEE CHARTER

This document serves as the Charter for the Nominating Committee (the “Committee”) of the Board of Directors/Trustees (the “Board”) of each fund (the “Fund” and collectively the “Funds”) advised by Fred Alger Management, Inc. (“FAM”) listed on Appendix A hereto (each such Charter being a separate Charter).

PURPOSE & SCOPE

The purpose of the Nominating Committee is to assure assist the Board is in its selection and evaluation of members to oversee the Funds so that the interests of shareholders in the Funds are well-served. In pursuit of this purpose, the scope of the Committee’s responsibilities shall include:

•	the nomination of new independent Directors.

•	the evaluation of the Board and its committee structure.

•	the analyses of the appropriateness of establishing minimum shareholding levels for Directors.

MEMBERSHIP

The Committee for each Fund shall consist of all of the Directors who are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), and, if applicable, “independent” as such term is defined by the listing standards of the principal national securities exchange upon which the Fund’s shares are listed, if any.

The Committee shall appoint its Chairperson by a majority vote of its members.

There shall be no compensation to any member of the Committee.

NOMINATION AND APPOINTMENT POLICY AND RESPONSIBILITIES

In nominating candidates, the Committee will search for the those qualified candidates who can bring to the Board the skills, experience, commitment and judgment necessary to address the issues directors of investment companies confront in fulfilling their duties to fund shareholders. In doing so, it will take into consideration such factors as it deems appropriate. These factors may include demonstrated business judgment, skill sets relevant to oversight of portfolio management and operational functions , financial literacy, experience with investment companies and other organizations of comparable purpose, complexity, size and subject to similar legal restrictions and oversight, the interplay of the candidate’s experience with the experience of other Board members and the extent to which the candidate would add to the Board’s diversity of outlook and expertise. The Committee may, in its discretion, establish specific, minimum qualifications (including skills) that must be met by Committee-nominated or shareholder-nominated candidates. The Committee is also responsible for the analyses of the appropriateness of establishing minimum shareholding levels for Directors.

The Committee will consider candidates submitted by shareholders or from other sources it deems appropriate. Any recommendation should be submitted to the Secretary of the each Fund, c/o Fred Alger Management, Inc. 111 Fifth Avenue, New York, New York 10003. Any submission should include, at a minimum, the following information as to each individual proposed for election or re-election as Director: the name, age, business address, residence address and principal occupation or employment of such individual, the class, series and number of shares of stock of the Fund that are beneficially owned by such individual, the date such shares were acquired and the investment intent of such acquisition, whether such stockholder believes such individual is, or is not, an “interested person” of the Fund (as defined in the 1940 Act), and information regarding such individual that is sufficient, in the discretion of the Committee, to make such determination, and all other information relating to such individual that is required to be disclosed in solicitation of proxies for election of Directors in an election contest (even if an election contest is not involved) or is otherwise required, in each case pursuant to Regulation 14A (or any successor provision) under the Securities Exchange Act of 1934, as amended, and the rules thereunder (including such individual’s written consent to being named in the proxy statement as a nominee and to serving as a Director (if elected)). Any such submission must also be submitted by such date and contain such information as may be specified in the Fund’s By-laws, or as required by any relevant stock exchange listing standards.

ADDITIONAL RIGHTS AND RESPONSIBILITIES

The Committee shall review, as it deems necessary, and make recommendations with regard to the tenure of the Directors, including any term limits, limits on the number of boards (or committees) on which a Director may sit and normal retirement age.

The Committee shall have the authority to retain and terminate any a search firm to be used to identify Director nominees, subject to the Board’s sole authority to approve the search firm’s fees and other retention terms.

The Committee shall be responsible for overseeing an annually evaluation evaluating of the Board and its committee structure to determine whether the Board and its committee structure is functioning effectively. The Committee shall determine the nature of the evaluation, supervise the conduct of the evaluation and prepare an assessment of the performance of the Board and its committees, to be discussed with the Board.

The Committee shall have the authority to delegate all or a portion of its duties and responsibilities to a subcommittee of the Committee.

The Committee shall have any other duties or responsibilities expressly delegated to the Committee by the Board from time to time relating to the nomination of the Board members or any Committee members.

PROCEDURAL MATTERS

The Committee shall meet at least once a year.

The Committee shall keep written minutes of its meetings, which minutes shall be maintained with the books and records of the Fund, and the Committee shall report to the Board on its meetings.

The Committee shall, from time to time as it deems appropriate, review and reassess the adequacy of this Charter and recommend any proposed changes to the Board for approval. The Charter shall be posted on the Fund’s website.

The Board has granted to the Committee access to the resources and authority to make reasonable expenditures related to the aforementioned duties and tasks, that will be reimbursed by the Fund.

September 12, 2006

APPENDIX A

Open-End Funds:

The Alger Funds
The Alger Institutional Funds
The Alger American Fund
The China-U.S. Growth Fund
Spectra Fund

Closed-End Funds:

Castle Convertible Fund, Inc.

APPENDIX C: LEGAL PROCEEDINGS

          Fred Alger Management, Inc. (“Alger Management”) has responded to inquiries, document requests and/or subpoenas from regulatory authorities, including the Securities and Exchange Commission (the “SEC”), the New York State Attorney General’s office (“NYAG”), the Attorney General of New Jersey, and the West Virginia Securities Commissioner (the “WVSC”), in connection with their investigations of practices in the mutual fund industry identified as “market timing” and “late trading.”

          On December 16, 2005, Alger Management received from the staff of the SEC (the “Staff”) a “Wells notice” which indicated that the Staff intended to recommend that the SEC bring civil enforcement action for possible violations of the federal securities laws. “Wells notices” also have been sent to Fred Alger & Company, Incorporated (“Alger Inc.”), the distributor of the Alger-sponsored mutual funds, and its parent company as well as certain present and former members of the senior management of Alger Management and Alger Inc. The Wells notices arose out of the Staff’s ongoing investigation of market timing and late trading practices in the mutual fund industry. Alger Management and the other recipients had the opportunity to respond to the Staff before the Staff makes a formal recommendation. Alger Management and Alger Inc. submitted responses to the Staff in January 2006. The Staff has not yet responded to the submission.

          On August 31, 2005, the WVSC, in an ex parte Summary Order to Cease and Desist and Notice of Right to Hearing, concluded that Alger Management and Alger Inc. had violated the West Virginia Uniform Securities Act (the “WVUSA”), and ordered Alger Management and Alger Inc. to cease and desist from further violations of the WVUSA by engaging in the market-timing-related conduct described in the order. The ex parte order provided notice of their right to a hearing with respect to the violations of law asserted by the WVSC. Other firms unaffiliated with Alger Management were served with similar orders. Alger Management and Alger Inc. intend to request a hearing for the purpose of seeking to vacate or modify the order.

          In addition, in 2003 and 2004 several purported class actions and shareholder derivative suits were filed against various parties in the mutual fund industry, including Alger Management, certain mutual funds managed by Alger Management, including the Funds (the “Alger Mutual Funds”), and certain current and former Alger Mutual Fund trustees and officers, alleging wrongful conduct related to market-timing and late-trading by mutual fund shareholders. These cases were transferred to the U.S. District Court of Maryland by the Judicial Panel on Multidistrict Litigation for consolidated pre-trial proceedings. In September 2004, consolidated amended complaints involving these cases—a Consolidated Amended Fund Derivative Complaint (the “Derivative Complaint”) and two substantially identical Consolidated Amended Class Action Complaints (together, the “Class Action Complaint”)—were filed in the Maryland federal district court under the caption number 1:04-MD-15863 (JFM). In April 2005 a civil lawsuit involving similar allegations was filed by the West Virginia Attorney General and also transferred to the Maryland District Court.

          The Derivative Complaint alleged (i) violations, by Alger Management and, depending on the specific offense alleged, by Alger Inc. and/or the fund trustee defendants, of Sections 36(a), 36(b), 47, and 48 of the Investment Company Act of 1940, as amended (the “1940 Act”) and of Sections 206 and 215 of the Investment Advisers Act of 1940, as amended, breach of fiduciary duty, and breach of contract, (ii) various offenses by other third-party defendants, and (iii) unjust enrichment by all the named defendants. The Class Action Complaint alleged, in addition to the offenses listed above, (i) violations, by Alger Management, Alger Inc., their affiliates, the funds named as defendants, including the Funds, and the current and former fund trustees and officers, of Sections 11, 12(a)(2), and 15 of the Securities Act of 1933, as amended, Sections 10(b) (and Rule 10b-5 thereunder) and 20(a) of the Securities Exchange Act of 1934, as amended (the “1934 Act”), and Section 34(b) of the 1940 Act, (ii) breach of contract by the funds named as defendants, and (iii) unjust enrichment of the defendants. The West Virginia Attorney General action also alleges violations of the West Virginia Consumer Credit and Protection Act and other wrongful conduct.

          Motions to dismiss the Class Action Complaint and the Derivative Complaint were subsequently filed. On November 3, 2005, the district court issued letter rulings dismissing both complaints in their entirety with respect to the Alger Mutual Funds and dismissing all claims against the other Alger defendants, other than the claims under the 1934 Act and Section 36(b) of the 1940 Act (as to which the court deferred ruling with respect to the Alger Mutual Fund trustees), with leave to the class action plaintiffs to file amended complaints against those defendants with respect to claims under state law. Orders implementing the letter rulings are being entered. On January 11, 2006, the Alger defendants filed a motion for partial reconsideration of the district court’s ruling with respect to the Section 10(b), Rule 10b-5 and Section 36(b) claims against them; the district court denied the motion on February 9, 2006.

          Alger Management does not believe that the Alger Mutual Funds are themselves targets of the regulatory investigations as potential enforcement defendants. The SEC and, in some cases, state government authorities have a variety of administrative and civil enforcement powers, including injunctive powers, authority to assess fines and penalties and order restitution, authority to limit the activities of a person or company and other enforcement powers, that may be exercised administratively or through the courts.

          On June 7, 2006, Alger Management, Alger Inc., and their affiliated companies reached an agreement in principle with the staff of the New York Regional Office of the SEC and with the staff of the NYAG resolving all issues with the SEC and the NYAG related to the allegations of mutual fund market timing and late trading that were the subject of the December 2005 Wells Notice. Alger Management and Alger Inc. are working with the Staff and the staff of the NYAG to finalize the agreement. The agreement is subject to the approval of the SEC and the NYAG. In the proposed settlement agreement, without admitting or denying liability, [the firm] will consent to the payment of $30 million dollars to reimburse fund shareholders; a fine of $10 million; and certain other remedial measures including a reduction in management fees of $1 million per year for five years. The entire $40 million and fee reduction will be available for the benefit of investors. Alger Management has advised the Funds that the proposed settlement payment is not expected to adversely affect the operations of Alger Management, Alger Inc. or their affiliates, or adversely affect their ability to continue to provide services to the Funds.

APPENDIX D: NEW INVESTMENT ADVISORY AGREEMENT

          Agreement, made as of [__________], 2007 by and between SPECTRA FUND, a Massachusetts business trust (hereinafter sometimes called the “Trust”), and FRED ALGER MANAGEMENT, INC., a New York corporation (hereinafter sometimes called “Alger Management”).

W I T N E S S E T H:

          WHEREAS, the Trust and Alger Management wish to enter into an agreement setting forth the terms on which Alger Management will perform certain investment advisory services for the portfolios of the Trust named on Schedule I hereto, as such Schedule may be revised from time to time (each, a “Portfolio”);

          NOW THEREFORE, in consideration of the premises and the covenants hereinafter contained, the Trust and Alger Management agree as follows:

1.	The Trust hereby employs Alger Management to manage the investment and reinvestment of the assets of each Portfolio in accordance with such Portfolio’s investment objectives and policies, subject to the supervision of the Board of Trustees of the Trust, for the period and on the terms in this Agreement set forth. Alger Management hereby accepts such employment and agrees during such period to supervise each Portfolio’s investments generally and conduct a continual program of evaluation of each Portfolio’s assets, and to otherwise render the services and to assume the obligations herein set forth. Alger Management shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise expressly provided for or authorized, have no authority to act for or represent the Trust in any way or otherwise be deemed an agent of the Trust.

2.	Alger Management will bear all expenses in connection with the performance of its services under this Agreement. The Trust assumes and shall pay all expenses of the Trust, including, without limitation: (1) the charges and expenses of any custodian or depository appointed by the Trust for the safekeeping of its cash, securities and other property, (2) the charges and expenses of bookkeeping and of auditors, (3) the charges and expenses of any transfer agents and registrars appointed by the Trust, (4) brokers’ commissions and issue and transfer taxes chargeable to the Trust in connection with securities transactions to which the Trust is a party, (5) all taxes and corporate fees payable by the Trust to federal, state and other governmental agencies, (6) the cost of stock certificates representing shares of the Trust, (7) fees and expenses involved in registering and maintaining registrations of the Trust and of its shares with the SEC and qualifying its shares under state or other securities laws, including the preparation and printing of prospectuses for filing with said Commission and other authorities, (8) all expenses of shareholders’ and directors’ meetings and of preparing and printing reports to shareholders, (9) fees of Trustees of the Trust who are not officers, directors or employees of Alger Management or any of its affiliates, (10) charges of any independent pricing service retained to assist in valuing the assets of the Trust, (11) the Trust’s proportionate share of insurance premiums, (12) costs attributable to shareholder services, including, without limitation, telephone and personnel expenses, and (13) charges and expenses of legal counsel for the Trust in connection with legal matters relating to the Trust, including, without limitation, legal services rendered in connection with the Trust’s corporate existence, corporate and financial structure and relations with its shareholders, registrations and qualifications of securities under federal, state and other laws, issues of securities and expenses which the Trust has herein assumed.

3.	If in any fiscal year the aggregate expenses of any Portfolio (including fees pursuant to this Agreement, but excluding interest, taxes, brokerage expenses, distribution fees, litigation expenses, and, if permitted by state securities commissions, extraordinary expenses) exceed the expense limitation imposed by any state having jurisdiction over the Trust, Alger Management will reimburse the Trust for such excess expense to the extent of its fee. Such expense reimbursement, if any, will be estimated, reconciled and paid on a monthly basis.

4.	In consideration of the services rendered pursuant to this Agreement, each Portfolio will pay Alger Management on the first business day of each month a fee for the previous month at the annual rate set forth opposite such Portfolio’s name on Schedule I hereto. The fee for the period from the effective date of this Agreement to the end of the month in which such date occurs shall be prorated according to the proportion that such period bears to the full monthly period. Upon any termination of this Agreement before the end of a month, the fee for such part of that month shall be prorated according to the proportion that such period bears to the full monthly period and shall be payable upon the date of termination of this Agreement. For the purpose of determining fees payable to Alger Management, the value of the net assets shall be computed at the times and in manner specified in the Trust’s Prospectus and Statement of Additional Information as from time to time in effect.

5.	The services of Alger Management to the Trust hereunder are not to be deemed exclusive, and Alger Management shall be free to render similar services to others so long as its services hereunder are not impaired thereby.

6.	The Trust shall cause its book and accounts to be audited at least once each year by a reputable, independent public accountant or organization of public accountants who shall render a report to the Trust.

7.	Subject to and in accordance with the governing instruments of the Trust and the Certificate of Incorporation of Alger Management, it is understood that trustees, officers, agents and shareholders of the Trust are or may be interested in the Manager (or any successor thereof ) as directors, officers or stockholders, or otherwise, that directors, officers, agents and stockholders of Alger Management are or may be interested in the Trust as trustees, officers, shareholders or otherwise, that Alger Management (or any successor) is or may be interested in the Trust as shareholder or otherwise, and that the effect of any such adverse interests shall be governed by said governing instruments or Certificate of Incorporation.

8.	As to each Portfolio, this Agreement shall remain in effect until the date set forth opposite such Portfolio’s name on Schedule I hereto (the “Reapproval Date”) and shall continue in effect from year to year thereafter if its continuance is specifically approved at least annually by (i) the Board of Trustees of the Trust or (ii) the vote of a majority of such Portfolio’s outstanding voting securities; provided, however, that in either event the continuance of this contract must also be approved by a vote of a majority of the trustees of the Trust who are not party to this contract cast in person at a meeting called for the purpose of voting upon such approval. As to each Portfolio, this contract may at any time be terminated without the payment of any penalty either by vote of the Board of Trustees of the Trust or by vote of a majority of such Portfolio’s outstanding voting securities on sixty days’ notice to Alger Management. This contract may be terminated by Alger Management on ninety days’ written notice to the Trust and shall immediately terminate in the event of its assignment. Any notice under this contract shall be given in writing, addressed and delivered, or mailed postpaid, to the other party at any office of such party.

9.	In consideration for Alger Management’s entering into this Agreement, the Trust agrees that Alger Management, subject to the overall control and supervision of the Board of Trustees of the Trust, and subject to the primary obligation of the Trust and Alger Management to obtain the best price and the best execution of all orders, may select in its discretion the brokers or dealers, which may when appropriate include Fred Alger & Company, Incorporated, that shall execute portfolio transactions for the Trust and the brokers or dealers that shall receive or share directly or indirectly in any commission or similar fees. Pursuant to the provisions of Section 11(a) of the Securities Exchange Act of 1934, the Trust authorizes Alger Management to select a broker which is affiliated with Alger Management. In such case, the Trust consents that the broker may retain any compensation in connection with effecting transactions. The Trust may revoke such consent at any time upon written notice given to Alger Management.

10.	As to the Trust or each Portfolio, as appropriate in the circumstances, this Agreement may be amended at any time by mutual consent of the parties, provided that such consent on the part of the Trust shall have been approved by vote of a majority of the outstanding voting securities of the Trust or such Portfolio, as the case may be. The terms “majority of the outstanding voting securities, “interested person” and “assignment” shall have, for all purposes of this Agreement, the meaning provided therefor in the federal Investment Company Act of 1940.

11.	This Agreement has been executed on behalf of the Trust by the undersigned officer of the Trust in his capacity as an officer of the Trust. The obligations of this Agreement shall be binding on the assets and property of the Trust only and shall not be binding on any trustee, officer of shareholder of the Trust individually.

          IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year first above written.

SPECTRA FUND By:___________________________________ FRED ALGER MANAGEMENT, INC. By:___________________________________

SCHEDULE I

Name of Portfolio	Annual Fee as a Percentage of Average Daily Net Assets	Reapproval Date

Spectra Portfolio	1.46%	September 30, 2008

APPENDIX E: FUNDAMENTAL INVESTMENT RESTRICTIONS

Subject	Current Restriction	Proposed Restriction

Borrowing Money	Cannot borrow money, except that the Fund may borrow from banks if, immediately after such borrowing, the value of the total assets of the Fund (including the amount borrowed) less its liabilities (not including any borrowing) is at least 300% of the amount of the borrowings	Except as otherwise permitted by the 1940 Act, or interpretations or modifications by, or exemptive or other relief from, the SEC or other authority with appropriate jurisdiction, and disclosed to investors, the Fund may not borrow money, except to the extent permitted under the 1940 Act (which currently limits borrowing to no more than 33-1/3% of the value of the Fund's total assets).

Underwriting	Cannot act as a securities underwriter, or act as a distributor of securities issued by it except through an underwriter, acting as principal or agent, who may not be obligated to sell or take up any specific amount of securities, except that a Fund may be deemed an underwriter within the meaning of Section 2(11) of the Securities Act in making sales of securities not registered under federal securities law	Except as otherwise permitted by the 1940 Act, or interpretations or modifications by, or exemptive or other relief from, the SEC or other authority with appropriate jurisdiction, and disclosed to investors, the Fund may not act as an underwriter of securities of other issuers, except to the extent the Fund may be deemed an underwriter under the Securities Act of 1933, as amended, by virtue of disposing of portfolio securities.

Lending	Cannot make loans to others, except through purchasing qualified debt obligations, lending portfolio securities or entering into repurchase agreements.	Except as otherwise permitted by the 1940 Act, or interpretations or modifications by, or exemptive or other relief from, the SEC or other authority with appropriate jurisdiction, and disclosed to investors, the Fund may not lend any securities or make loans to others, except to the extent permitted under the 1940 Act (which currently limits such loans to no more than 33-1/3% of the value of the Fund's total assets) or as otherwise permitted by the SEC. For purposes of this investment restriction, the purchase of debt obligations (including acquisitions of loans, loan participations or other forms of debt instruments) and the entry into repurchase agreements shall not constitute loans by the Fund. Any loans of portfolio securities will be made according to guidelines established by the SEC and the Fund's Board.

Senior Securities	Cannot issue senior securities, except in connection with borrowings permitted in the Fund's restriction on borrowing and except that the writing of covered options on securities and stock indexes, and transactions in stock index futures and options thereon, shall not be deemed to be the issuance of a senior security	Except as otherwise permitted by the 1940 Act, or interpretations or modifications by, or exemptive or other relief from, the SEC or other authority with appropriate jurisdiction, and disclosed to investors, the Fund may not issue any senior security (as such term is defined in Section 18(f) of the 1940 Act), except insofar as the Fund may be deemed to have issued a senior security by reason of borrowing money in accordance with the Fund's borrowing policies. For purposes of this investment restriction, collateral, escrow, or margin or other deposits with respect to the making of short sales, the purchase or sale of futures contracts or options, purchase or sale of forward foreign currency contracts, and the writing of options on securities are not deemed to be an issuance of senior security.

Real Estate	Cannot purchase or sell real estate or interests therein or real estate mortgages, provided that the Fund may purchase marketable securities of real estate investment trusts	Except as otherwise permitted by the 1940 Act, or interpretations or modifications by, or exemptive or other relief from, the SEC or other authority with appropriate jurisdiction, and disclosed to investors, the Fund may not purchase, hold or deal in real estate, but the Fund may purchase and sell securities that are secured by real estate or issued by companies that invest or deal in real estate or real estate investment trusts and may acquire and hold real estate or interests therein through exercising rights or remedies with regard to such securities.

Commodities	Cannot purchase or sell commodities or commodity contracts, nor invest in oil, gas or other mineral exploration development programs, including mineral leases, except that the Fund may purchase or sell stock index futures contracts and related options thereon if, thereafter, no more than 5% of its total assets are invested in margin and premiums	Except as otherwise permitted by the 1940 Act, or interpretations or modifications by, or exemptive or other relief from, the SEC or other authority with appropriate jurisdiction, and disclosed to investors, the Fund may not invest in physical commodities or physical commodities contracts, except that the Fund may purchase and sell options, forward contracts, futures contracts, including those related to indices, and options on futures contracts or indices and enter into swap agreements and other derivative instruments

Concentration	Cannot make any investment in a particular industry if, immediately after the making of such investment, 25% or more of a Fund's total assets would be invested in such industry	Except as otherwise permitted by the 1940 Act, or interpretations or modifications by, or exemptive or other relief from, the SEC or other authority with appropriate jurisdiction, and disclosed to investors, the Fund may not invest more than 25% of the value of its total assets in the securities of issuers in any single industry, provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities or as otherwise permitted by the SEC.

Pledging Assets	Cannot pledge, mortgage, hypothecate or otherwise encumber is assets except in connection with permissible borrowings or investments	To be Removed

Purchases on Margin	Cannot purchase securities on margin; but may obtain such short-term credits from banks as may be necessary for the clearance of purchases and sales of securities	To be Removed

Short Sales	Cannot make short sales of securities or maintain a short position unless, at all times when a short position is open, it owns an equal amount of such securities or owns securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issuer at least equal in amount to the securities sold short	To be Removed

Investing in Other Investment Companies	Cannot purchase the securities of any other investment company, except that it may make such a purchase in the open market involving no commission or profit to a sponsor or dealer (other than the customary broker's commission), provided that not more than 5% of the Fund's total assets (taken at market or other current value) would be invested in such securities immediately after the making of any such investment, or the Fund may make such a purchase as part of a merger, consolidation or acquisition of assets	To be Removed

Participating in Joint Trading Account	Cannot participate on a joint or joint-and-several basis in any securities trading account	To be Removed

Investing in Warrants	Cannot make any investment in warrants or rights if, immediately after the making of such investment, more than 5% of a Fund's net assets would be so invested or more than 2% of a Fund's net assets would be invested in warrants not listed on a recognized domestic stock exchange; provided, however, that warrants or rights which are attached to other securities shall be deemed to have no value for purposes hereof	To be Removed

Related Party Investments	Cannot purchase or retain the securities of any issuer if, to the knowledge of the Treasurer of a Fund, those officers and directors of the Fund or the Adviser owing individually more than 1/2 of 1% of the securities of such issuer together own more than 5% of the securities of such issuer	To be Removed

Unseasoned Issuers	Cannot purchase any security if, as a result, a Fund would then have more than 5% of its total assets invested in securities of issuers (including predecessors) that have been in continuous operation for less than 3 years. This limitation does not apply to investments in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.	To be Removed

Purchasing and Selling Put and Call Options	Cannot purchase and sell (write) put and call options on securities and stock indexes if such options are not exchange-traded or traded on an automated quotation system of a national securities association. (Options on securities written by the Fund must be covered.)	To be Removed

APPENDIX F: NEW DISTRIBUTION PLAN

CLASS N DISTRIBUTION PLAN OF
SPECTRA FUND

          Pursuant to the provisions of Rule 12b-1 under the Investment Company Act of 1940 (the “Act”), this Rule 12b-1 Plan (the “Plan”) has been adopted for the Fund with respect to the Class N Shares of each of its portfolios listed on Schedule A hereto, as such Schedule may be amended in writing from time to time (each a “Portfolio”), by a majority of the members of the Fund’s Board of Trustees, including a majority of the trustees who are not “interested persons” of the Fund and who have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan (the “Qualified Trustees”), at a meeting called for the purpose of voting on this Plan, and it has been approved by a majority of the outstanding Class N Shares of each Portfolio with respect to which Rule 12b-1 requires such approval.

          1. Shareholder Services. Pursuant to the terms of a Shareholder Servicing Agreement with the Fund (the “Servicing Agreement”), Fred Alger & Company, Incorporated (“Alger Inc.”) provides or arranges for ongoing servicing and/or maintenance of shareholder accounts. This Plan authorizes the Fund to pay Alger Inc., on behalf of each Portfolio, a shareholder servicing fee computed at an annual rate of up to 0.25 of 1% of the average daily net assets allocable to the Class N Shares of the Portfolio, as set forth in the Servicing Agreement, and such fee shall be charged only to that Class. The shareholder servicing fee will be used by Alger Inc. to provide compensation for ongoing servicing and/or maintenance of shareholder accounts and to cover an allocable portion of overhead and other Alger Inc. and selected dealer office expenses related to the servicing and/or maintenance of shareholder accounts. Compensation will be paid by Alger Inc. to persons, including Alger Inc. employees, who respond to inquiries of shareholders of the Fund regarding their ownership of shares or their accounts with the Fund or who provide other similar services not otherwise required to be provided by the Fund’s investment manager, transfer agent, administrator or other agent of the Fund.

          2. Periodic Reporting. Alger Inc. shall prepare reports for the Board of Trustees of the Fund on a quarterly basis showing amounts paid pursuant to this Plan, the Servicing Agreement and any other related agreement, the purpose for such expenditure, and such other information as from time to time shall be reasonably requested by the Board of Trustees.

          3. Continuance. This Plan shall continue in effect with respect to each Portfolio indefinitely, provided that such continuance is approved at least annually by a vote of a majority of the trustees, and of the Qualified Trustees, cast in person at a meeting called for such purpose.

          4. Termination. This Plan may be terminated with respect to a Portfolio at any time without penalty by vote of a majority of the Qualified Trustees or by vote of the majority of the outstanding Class N Shares of the Portfolio.

          5. Amendment. This Plan may not be amended to materially increase the amount payable to Alger Inc. by the Fund for services under the Servicing Agreement without the vote of a majority of the outstanding Class N Shares of each affected Portfolio. All material amendments to this Plan must in any event be approved by a vote of a majority of the Board, and of the Qualified Trustees, cast in person at a meeting called for such purpose.

           6. Related Agreements. Any agreement related to this Plan shall be in writing and shall provide:

(a)	that such agreement may be terminated with respect to a Portfolio at any time, without payment of any penalty, by vote of a majority of the Qualified Trustees or by vote of a majority of the outstanding Class N Shares of the Portfolio, on not more than sixty (60) days’ written notice to any other party to the agreement; and

(b)	that such agreement shall terminate automatically in the event of its assignment.

          7. Fund Governance Standards. So long as this Plan is in effect, the Fund will comply with the provisions of Rule 12b-1(c).

          8. Recordkeeping. The Fund will preserve copies of this Plan, the Servicing Agreement and all reports made pursuant to Paragraph 2 above for a period of not less than six (6) years from the date of this Plan, the Servicing Agreement or any such report, as the case may be, the first two (2) years in an easily accessible place.

          9. Limitation of Liability. Any obligation of the Fund hereunder shall be binding only upon the assets of the Fund and shall not be binding on any trustee, officer, employee, agent, or shareholder of the Fund. Neither the authorization of any action by the trustees or shareholders of the Fund nor the adoption of the Plan on behalf of the Fund shall impose any liability upon any trustees or upon any shareholder.

          10. Definitions. The terms “interested person,” “vote of a majority of the outstanding voting securities” and “assignment” shall have the meanings set forth in the Act and the rules and regulations thereunder.

Dated [            ], 2007

SCHEDULE A

Spectra Fund

APPENDIX G: REPORT OF THE AUDIT COMMITTEE

          The Audit Committee of the Board of Trustees oversees the Fund’s accounting and financial reporting processes and the audits of the Fund’s financial statements. The Committee operates pursuant to an Audit Committee Charter which was last revised and approved by the Board of Trustees on September 12, 2006, a copy of which is attached to this Proxy Statement as Appendix A. As set forth in the Charter, management of the Fund is responsible for the preparation, presentation and integrity of the Fund’s financial statements, the Fund’s accounting and financial and reporting principles and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations.

          In the performance of its oversight function, the Committee has considered and discussed the October 31, 2005 audited financial statements of the Fund with management and with Ernst & Young LLP (“E&Y”), the Fund’s independent registered public accounting firm. The Committee has also discussed with E&Y the matters required to be discussed by the Statement on Auditing Standards No. 61, Communication with Audit Committees, as currently in effect. The Committee reviewed with E&Y, who is responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgment as to the quality, not just the acceptability, of the Fund’s accounting principles and such other matters as are required to be discussed with the Committee under generally accepted auditing standards. Finally, the Committee has reviewed the written disclosures and the letter from E&Y required by Independence Standards Board Standard No. 1, Independence Discussions With Audit Committees, as currently in effect and has discussed with E&Y the independence of the independent registered public accounting firm.

          The Committee discussed with E&Y the overall scope and plans for the audit. The Committee met with E&Y, with and without management present, to discuss the results of its examination, its evaluations of the Fund’s internal controls, and the overall quality of the Fund’s financial reporting.

          Based upon the reports and discussions described in this report, and subject to the limitations on the role and responsibilities of the Committee referred to below and in the Charter, the Committee recommended to the Board of Trustees (and the Board has approved) that the audited financial statements be included in the Fund’s Annual Report to Shareholders for the fiscal year ended October 31, 2005 and filed with the Securities and Exchange Commission.

          Shareholders are reminded, however, that the Members of the Committee are not professionally engaged in the practice of auditing or accounting. Members of the Committee rely without independent verification on the information provided to them and on the representations made by management and E&Y. Accordingly, the Committee’s oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal control and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Committee’s considerations and discussions referred to above do not assure that the audit of the Fund’s financial statements has been carried out in accordance with generally accepted auditing standards, that the financial statements are presented in accordance with generally accepted accounting principles or that E&Y is, in fact, “independent.”

Lester L. Colbert, Jr., Audit Committee Member
Stephen E. O’Neil, Audit Committee Member
Nathan E. Saint-Amand, Audit Committee Member

September 12, 2006

SPECTRA FUND

Special Meeting of Shareholders – January 17, 2007
Proxy Solicited on Behalf of Board of Trustees

The undersigned shareholder of Spectra Fund, a Massachusetts business trust (the “Fund”), hereby appoints Dan C. Chung and Stephen E. O’Neil, and each of them, the attorneys and proxies of the undersigned, with power of substitution, to vote, as indicated herein, all of the shares of the Fund which the undersigned would be entitled to vote, standing in the name of the undersigned at the close of business on October 27, 2006, at the Special Meeting of Shareholders of the Fund to be held at the offices of Fred Alger Management, Inc., 111 Fifth Avenue, 3rd Floor, New York, New York 10003 at 1:00 p.m. (Eastern time) on January 17, 2007, and at all adjournments thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposals, as more fully described in the Proxy Statement of the meeting, and to vote and act on any other matter which may properly come before the meeting.

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES AND WILL BE VOTED IN
ACCORDANCE WITH INSTRUCTIONS GIVEN BY THE SHAREHOLDERS, BUT IF NO
INSTRUCTIONS ARE GIVEN IT WILL BE VOTED FOR THE PROPOSALS LISTED.

BY SIGNING THIS PROXY CARD, RECEIPT OF THE ACCOMPANYING NOTICE OF
SPECIAL MEETING AND PROXY STATEMENT IS ACKNOWLEDGED.

PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE
ENCLOSED ENVELOPE.

(Continued and to be signed on the reverse side)

SPECTRA FUND

CONTROL NUMBER: _______________

PLEASE MARK BOXES [SOLID SQUARE BULLET] OR |X| IN BLUE OR BLACK INK.

1.	ELECTION OF TRUSTEES	FOR all nominees listed below (except as marked to the contrary below) |_|	WITHHOLD AUTHORITY to vote for all nominees listed below |_|

INSTRUCTIONS: To withhold authority to vote for any individual nominee strike a line through the nominee’s name in the list below.

Hilary M. Alger, Charles F. Baird, Jr., Roger P. Cheever, Lester L. Colbert, Jr., Stephen E. O’Neil, Nathan E. Saint-Amand

2.	APPROVAL OF NEW INVESTMENT ADVISORY AGREEMENT

For /_/	Against /_/	Abstain /_/

3.	APPROVAL OF REVISIONS TO FUNDAMENTAL INVESTMENT POLICIES

3-A: Convert the Fund’s investment objective from fundamental to non-fundamental

For /_/	Against /_/	Abstain /_/

3-B: Revise the fundamental policy relating to borrowing money

For /_/	Against /_/	Abstain /_/

3-C: Revise the fundamental policy relating to underwriting

For /_/	Against /_/	Abstain /_/

3-D: Revise the fundamental policy relating to lending

For /_/	Against /_/	Abstain /_/

3-E: Revise the fundamental policy relating to issuing senior securities

For /_/	Against /_/	Abstain /_/

3-F: Revise the fundamental policy relating to real estate

For /_/	Against /_/	Abstain /_/

3-G: Revise the fundamental policy relating to commodities

For /_/	Against /_/	Abstain /_/

3-H: Revise the fundamental policy relating to concentration

For /_/	Against /_/	Abstain /_/

3-I: Remove the fundamental policy relating to purchasing securities on margin

For /_/	Against /_/	Abstain /_/

3-J: Remove the fundamental policy relating to short sales.

For /_/	Against /_/	Abstain /_/

3-K: Remove the fundamental policy relating to investment in other investment companies

For /_/	Against /_/	Abstain /_/

3-L: Remove the fundamental policy relating to pledging assets

For /_/	Against /_/	Abstain /_/

3-M: Remove the fundamental policy relating to joint trading accounts

For /_/	Against /_/	Abstain /_/

3-N-1: Remove the fundamental policy relating to warrants

For /_/	Against /_/	Abstain /_/

3-N-2: Remove the fundamental policy relating to related party investments

For /_/	Against /_/	Abstain /_/

3-N-3: Remove the fundamental policy relating to investment in unseasoned issuers

For /_/	Against /_/	Abstain /_/

3-N-4: Remove the fundamental policy relating to purchasing and selling put and call options

For /_/	Against /_/	Abstain /_/

4:	APPROVAL OF A DISTRIBUTION PLAN UNDER RULE 12B-1

For /_/	Against /_/	Abstain /_/

5:	APPROVAL OF AMENDMENTS TO THE FUND’S AGREEMENT AND DECLARATION OF TRUST

5-A: Eliminate the requirement that shareholders approve the termination of the Fund.

For /_/	Against /_/	Abstain /_/

5-B: Eliminate the requirement that shareholders approve the liquidation of a series of the Fund or a class of shares of a series of the Fund

For /_/	Against /_/	Abstain /_/

5-C: Eliminate (subject to a qualification) the requirement that shareholders approve the reorganization of the Fund or a series of the Fund

For /_/	Against /_/	Abstain /_/

5-D: Add a demand requirement for shareholder derivative suits

For /_/	Against /_/	Abstain /_/

6:	PROPOSAL TO CONSIDER AND ACT UPON such other matters as may properly come before the meeting or any adjournment thereof.

RECORD DATE SHARES: _____________________

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY
CARD PROMPTLY. Signature(s) should be exactly as name
or names appear on this proxy. If shares are held
jointly, each holder should sign. If signing is by
attorney, executor, administrator, trustee or
guardian, please give full title.

Signature(s)                                                             Signature(s)

Dated                                                              Social Security or
Tax Identification Number

THIS PROXY, WHEN DATED AND SIGNED, SHOULD BE
MAILED PROMPTLY TO COMPUTERSHARE FUND
SERVICES, 280 OSER AVENUE, HAUPPAUGE, NEW YORK
11788. NO POSTAGE IS REQUIRED IF MAILED IN THE
UNITED STATES IN THE ENCLOSED ENVELOPE.